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                           Bank Completion Guaranty


                     GUARANTY OF PERFORMANCE AND COMPLETION

      THIS GUARANTY OF PERFORMANCE AND COMPLETION (this "Completion Guaranty"), dated as of February 26, 1998 is made by LONDON CLUBS INTERNATIONAL PLC, a company registered in England and Wales under company number 2862479 ("LCI"), THE TRUST UNDER ARTICLE SIXTH UNDER THE WILL OF SIGMUND SOMMER (the "Trust") and ALADDIN BAZAAR HOLDINGS, LLC, a Nevada limited liability company ("ABH"; ABH, the Trust and LCI are individually called a "Guarantor" and collectively called the "Guarantors"), in favor of each of the Administrative Agent and the Lenders and their respective successors, transferees and assigns.

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Aladdin Gaming, LLC, a Nevada limited liability company (the "Borrower"), the various lending institutions (individually a "Lender" and collectively the "Lenders") as are, or may from time to time become, parties thereto and The Bank of Nova Scotia as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for the Lenders, Merrill Lynch Capital Corporation as the syndication agent (together with any successor thereto in such capacity, the "Syndication Agent") and CIBC Oppenheimer Corp. as the documentation agent (together with any successor thereto in such capacity, the "Documentation Agent"), the Lenders have extended Commitments to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower; and

      WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, the Guarantors are required to execute and deliver this Completion Guaranty and certain subsidiaries of LCI (the "Subsidiary Guarantors") have agreed to fully and unconditionally guarantee the payment of LCI's obligations under this Completion Guaranty pursuant to a guaranty agreement of even date herewith (the "Subsidiary Guaranty"); and

      WHEREAS, the Guarantors have duly authorized the execution, delivery and performance of this Completion Guaranty and the Subsidiary Guarantors have duly authorized the execution, delivery and performance of the Subsidiary Guaranty; and

      WHEREAS, it is in the best interests of the Guarantors to execute this Completion Guaranty and the Subsidiary Guarantors to execute the Subsidiary Guaranty inasmuch as the Guarantors and the Subsidiary Guarantors will derive substantial direct and indirect benefits from
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the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement and the Letters of Credit issued for the account of the Borrower under the Credit Agreement.

      NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower pursuant to the Credit Agreement, the Guarantors agree, for the benefit of the Administrative Agent, the Syndication Agent and each Lender, as follows:

1. Definitions. Terms defined in the Credit Agreement and not otherwise defined in this Completion Guaranty shall have the meanings ascribed to them in the Credit Agreement. For the purposes of Section 12(g) and
      Section 13 hereof, the terms set forth on Schedule 1 hereto shall have the meanings ascribed thereto on such Schedule. As used in this Completion Guaranty, the following terms shall have the meanings respectively set forth after each:

      "Accelerated Payment Amount" shall have the meaning ascribed to such term in the Keep-Well Agreement.

      "Advance" shall have the meaning ascribed to such term in the Disbursement Agreement.

      "Bankruptcy Code" shall mean Title 11 of the United States Code as amended from time to time.

      "Cash Equity Contributions" shall mean cash contributions by the Guarantors to the Borrower in exchange for preferred interests of Holdings.

      "Consolidated Intangibles": at a particular date, all assets of a Guarantor and its consolidated Subsidiaries, determined on a consolidated basis, that would, in conformity with GAAP, be classified as intangible assets, including, without limitation, unamortized debt discount and expense, unamortized organization and reorganization expense, costs in excess of the fair market value of acquired companies, patents, trade or service marks, franchises, trade names, goodwill and, from and after June 30, 1997, the amount of all write-ups in the book value of assets resulting from any revaluation thereof.

      "Consolidated Tangible Assets": at a particular date, the amount equal to
      (a) the amount which would be included as assets on the consolidated balance sheet of a Guarantor and its consolidated Subsidiaries as at such date in accordance with GAAP minus (b) Consolidated Intangibles.

      "Dormant Subsidiary" means any Subsidiary of a Guarantor which has no operating assets or property and conducts no business.


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      "Enforcement Costs" means all reasonable out-of-pocket costs and expenses of the Lenders in connection with the enforcement of the rights and remedies of the Lenders under this Completion Guaranty and any amendment, waiver or consent relating hereto including, without limitation, reasonable attorneys' fees and costs and expenses, court costs and filing fees in addition to all other amounts due hereunder whether or not such Enforcement Costs are incurred in one or more proceedings.

      "Existing Senior Debt" shall mean all principal, premium (if any), interest and other amounts owing from time to time under (i) the Note Agreements and (ii) the Facilities Agreement, in either case as amended, supplemented or refinanced, from time to time, provided that the aggregate principal amount of the Note Agreements and the Facilities Agreement shall not be greater than the sum of (A) the maximum aggregate principal amount which could be outstanding under the Facilities Agreement and the Note Agreements in accordance with their terms as at the date hereof plus (B) 25% of Consolidated Net Assets of LCI; provided further, that the aggregate principal amount of the Existing Senior Debt in excess of the maximum aggregate principal amount which could be outstanding under the Facilities Agreement and the Note Agreements in accordance with their terms as at the date hereof shall be excluded from the parenthetical phrase of Section 14(b) hereof.

      "Facilities Agreement" shall mean that certain (pounds)65,000,000 Facilities Agreement (originally dated 24th May 1994 as amended and restated) among, inter alia, LCI, various banks and National Westminster PLC (the predecessor-in-interest to The Bank of Nova Scotia) as arranger and agent, as in effect on the date hereof and as the same may be modified by amendments that would not, in the aggregate, have the effect of making LCI's obligations thereunder materially more onerous (it being understood and agreed that any amendment, supplement or modification (i) that increases the amount of the obligations of LCI thereunder, (ii) that would permit the lenders thereunder to declare a default if LCI made any Cash Equity Contribution required of the Guarantors hereunder or (iii) that would permit the lenders thereunder to declare a default if LCI made net payments (net of all reimbursements from the other Guarantors) of not more than 25% of any Accelerated Payment Amount required of the Sponsors under the Keep-Well Agreement, shall be deemed material).

      "GAAP" shall mean the generally accepted accounting principles as in effect from time to time in the United Kingdom with respect to LCI and in the United States with respect to the other Guarantors, as the case may be.

      "Guaranteed Obligations" means the obligations of the Guarantors under
      Section 2 of this Completion Guaranty.

      "Insolvency Proceeding" shall mean any case or proceeding, voluntary or involuntary, under the Bankruptcy Code, or any similar existing or future law of any jurisdiction,


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      foreign, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors.

      "Leases" means, collectively, all agreements relating to the use, occupancy and possession of space with respect to the Main Project entered into by the Borrower and a tenant.

      "LSE" means the London Stock Exchange Limited.

      "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of a Guarantor and its Subsidiaries taken as a whole.

      "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial conditions, assets or properties of a Guarantor and its Subsidiaries taken as a whole, or (b) the ability of a Guarantor to perform its Guaranteed Obligations or (c) the validity or enforceability of this Completion Guaranty.

      "Material Subsidiary" shall mean each of the Subsidiaries of LCI that are party to that certain Subsidiary Guaranty dated as of June 30, 1997 guaranteeing the obligations of LCI under the Note Agreements. Each Material Subsidiary of LCI as of the date hereof is listed on Schedule 2 hereof.

      "Note Agreements" shall mean the several identical Note Purchase Agreements dated as of June 30, 1997 among LCI and the purchasers named therein relating to LCI's $50,000,000 aggregate principal amount of 7.74% Guaranteed Senior Notes due 2004 and as the same may be modified by amendments that would not, in the aggregate, have the effect of making LCI's obligations thereunder materially more onerous (it being understood and agreed that any amendment, supplement or modification (i) that increases the amount of the obligations of LCI thereunder, (ii) that would permit the lenders thereunder to declare a default if LCI made any Cash Equity Contribution required of the Guarantors hereunder or (iii) that would permit the lenders thereunder to declare a default if LCI made net payments (net of all reimbursements from the other Guarantors) of not more than 25% of any Accelerated Payment Amount required of the Sponsors under the Keep-Well Agreement, shall be deemed material).

      "Wholly-Owned Subsidiary" shall mean, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Guarantors and such Guarantor's Wholly-Owned Subsidiaries at such time.


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2.    Guaranty of Completion and Performance. The Guarantors, jointly and severally, absolutely, unconditionally and irrevocably, on the terms and subject to the conditions set forth herein, guarantee to the Lenders:

      (i) that the Borrower shall (A) prosecute the Work and the construction of the Main Project to Final Completion with due diligence and continuity, in an expeditious and first-class workmanlike manner, (B) cause the Work and the construction of the Main Project to be performed and the Main Project to be constructed, equipped and completed in compliance with the Plans and Specifications in all material respects and in compliance in all material respects with the provisions of the Loan Documents, the other Operative Agreements, all Environmental Laws and all Legal Requirements, and (C) correct or cause to be corrected as soon as possible any material defect in the Main Project and the Work (including, without limitation, any material defect in workmanship or quality of construction or materials) or any material departure or variation from the Final Plans and Specifications not made pursuant to Change Orders approved in writing by the Administrative Agent, the Construction Consultant, the Architect of Record and any of the Governmental Instrumentalities whose approval is required; and

      (ii) that the Borrower shall punctually pay and discharge (A) any and all costs, expenses and liabilities incurred by the Borrower for or in connection with the Final Completion of the Work and the Main Project, (B) all claims and demands for labor, materials and services incurred by the Borrower for or in connection with the Final Completion of the Work and the Main Project which are or may become due and payable, or, if unpaid, are or may become Liens on the Site or any portion thereof owned by the Borrower, (C) all payments to be made for work to be performed by the Borrower under Leases or under the Operative Documents for Tenant Improvements, (D) Impositions and premiums for the insurance required by the Loan Documents prior to the Conversion Date, (E) all interest accruing on the Bank Credit Facility during construction and prior to the Final Completion of the Work and the Main Project, and (F) the obligations of the Borrower to keep the Bank Credit Facility In Balance; and

      (iii) that the Borrower shall complete the Work and construction of the Main Project Lien free and that the Main Project shall be and remain free and clear of all Liens arising from the furnishing of materials, labor or services for or in connection with the Work and the Main Project; and

      (iv) that the Borrower shall provide the expertise necessary to supervise construction of the Main Project and the Final Completion of the Work at no cost to the Lenders or the Administrative Agent; and

      (v) that in the event the Guarantors hereunder shall fail or refuse to pay or perform the Guaranteed Obligations under this Completion Guaranty, the Lenders may pay or perform or cause the payment and performance of the Guaranteed Obligations of the


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      Guarantors hereunder in which case the Guarantors, upon demand by the
      Lenders, shall pay any and all costs, expenses and liabilities for such costs and expenses in connection with the Final Completion of the Main Project, or cause any Lien in connection with the Final Completion thereof or any claim or demand for the payment of the cost of the Final Completion of the Main Project to be bonded, discharged, released or paid, shall reimburse the Lenders for all sums paid and all costs, expenses or liabilities incurred by the Lenders in connection therewith; and

      (vi) that the Guarantors shall pay the Enforcement Costs.

3. Payment Provisions. All payments required to be made by the Guarantors pursuant to Section 2 shall be made subject to the following terms:

      (a) The Guarantors shall make cash payments in the amounts required under Section 2 into an interest-bearing deposit account designated and controlled exclusively by the Disbursement Agent (the
            "Guaranty Deposit Account") in accordance with the Borrower Collateral Account Agreement in which the Disbursement Agent is hereby granted a security interest for the benefit of the Lenders. The Guaranty Deposit Account is intended to be a "deposit account" for the purposes of Nevada Revised Statutes ("NRS") 40.430.4(g) and
            Section 9301(g) of the California Uniform Commercial Code. Such funds shall be held in the Guaranty Deposit Account as additional collateral for the Obligations under the Credit Agreement and the other Loan Documents; provided that, if requested by the Guarantors, such funds shall be applied to payment of the Guaranteed Obligations.

      (b) The cash payments into the Guaranty Deposit Account and the funds therein are for the purpose of paying the Guaranteed Obligations under this Completion Guaranty and shall be free and clear of any third party claims thereto, including any claims by the Borrower as a third party beneficiary under this Completion Guaranty. The Guarantors and the Administrative Agent on behalf of the Lenders specifically agree that the Borrower is not an intended third party beneficiary to this Completion Guaranty and that the Borrower nor any other Person which is not party to this Completion Guaranty (other than successors and assigns of the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent) has no rights under this Completion Guaranty.

4. Continuation of Guaranty. In the event that the Obligations of the Borrower under the Credit Agreement shall be accelerated pursuant to the provisions of Section 8.1 thereof, this Guaranty shall continue to be in full force and effect. Subject to the provisions of Section 10 hereof, upon the indefeasible payment and performance of the Guaranteed Obligations by the Guarantors, this Completion Guaranty shall terminate. All amounts received by the Administrative Agent hereunder shall be applied by it to the payment of the Guaranteed Obligations and in accordance with the Loan Documents.


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5.    Proof of Damages. If the Guarantors shall at any time or from time to time fail to perform or comply with any of the Guaranteed Obligations contained herein and if for any reason the Lenders have failed to receive when due and payable the payment of interest or any other amount payable by the Guarantors under this Completion Guaranty, then in each such case (i) it shall be assumed conclusively without necessity of proof that such failure by the Guarantors was the sole and direct cause of the Lenders failing to receive such payment when due ( to the extent of the failure of the Guarantors to perform the Guaranteed Obligations contained herein) irrespective of any other contributing or intervening cause whatsoever, and (ii) the Guarantors further irrevocably waive to the fullest extent permitted by law any right or defense the Guarantors may have to cause the Lenders to prove the cause or amount of such damages or to mitigate the same.

6. Rights of the Administrative Agent. Each Guarantor authorizes the Administrative Agent, on behalf of the Lenders, to perform any or all of the following acts at any time in their sole discretion, all without notice to the Guarantors and without affecting the payment and performance of the Guaranteed Obligations by the Guarantors:

(a) The Administrative Agent and the Lenders may alter any terms of the Loan Documents to which the Guarantors are not a party, including renewing, compromising, extending, enforcing or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Loans or any part of them or increasing or decreasing the amount of the Loans or any other fees payable under the Loan Documents.

(b) The Administrative Agent and the Lenders may take and hold security for the Loans, the Letters of Credit and the Borrower's other obligations under the Credit Agreement, the Sponsors' obligations under the Keep-Well Agreement and the Guaranteed Obligations under this Completion Guaranty, accept additional or substituted security for any of the foregoing, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

(c) The Administrative Agent and the Lenders may direct the order and manner of any sale of all or any part of any security now or later to be held for the Loans, the Letters of Credit, this Completion Guaranty or any of the other Loan Documents, and may also bid at any such sale.

(d) The Administrative Agent and the Lenders may apply any payments or recoveries from the Borrower, any Guarantor, any Sponsor or any other source, and any proceeds of any security, to the Borrower's obligations under the Loan Documents and/or the Guaranteed Obligations under this Completion Guaranty in such manner, order and priority as they may elect, whether or not those


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      Guaranteed Obligations are supported by this Completion Guaranty or secured at the time of the application.

(e) The Administrative Agent and the Lenders may release the Borrower of its liability for the Obligations under the Credit Agreement or any portion thereof.

(f) The Administrative Agent and the Lenders may substitute, add or release any one or more Guarantors or endorsers.

(g) In addition to the Obligations under the Credit Agreement, the Administrative Agent and the Lenders may extend other credit to the Borrower, its Affiliates and any of the Guarantors and any of the Sponsors or their respective Affiliates and may take and hold security for the credit so extended, all without affecting the Guarantors' liability under this Completion Guaranty.

(h) The Administrative Agent and the Lenders may change the terms or conditions of disbursement of the Loans or the issuance of the Letters of Credit.

(i) The Administrative Agent and the Lenders may advance additional funds to the Borrower for any purpose.

7. Completion Guaranty to be Absolute. The Guarantors expressly agree that for as long as the Credit Agreement remains in effect or any of the Obligations under the Credit Agreement remain outstanding, the Guarantors shall not be released from the Guaranteed Obligations hereunder by or because of:

(a) Any act or event which might otherwise discharge, reduce, limit or modify the Guaranteed Obligations;

(b) Any waiver, extension, modification, forbearance, delay or other act or omission of the Administrative Agent or the Lenders, or any failure to proceed promptly or otherwise as against the Borrower, any Sponsor, any Guarantor or any security;

(c) Any action, omission or circumstance which might increase the likelihood that the Guarantors may be called upon to perform under this Completion Guaranty or which might affect the rights or remedies of the Guarantors as against the Borrower or any Guarantor; or

(d) Any dealings occurring at any time between the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent or any Lender, whether relating to the Loans, the Letters of Credit or otherwise.


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      The Guarantors hereby expressly waive and surrender any defense to their liability under this Completion Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Completion Guaranty that the Guaranteed Obligations shall be absolute and unconditional under any and all circumstances.

8.    Guarantors' Waivers. The Guarantors waive:

(a) All statutes of limitations as a defense to any action or proceeding brought against the Guarantors by the Administrative Agent or any Lender, to the fullest extent permitted by law;

(b) Any right they may have to require the Administrative Agent or the Lenders to proceed against the Borrower or any of the Sponsors, proceed against or exhaust any security held from the Borrower or any of the Sponsors, or pursue any other remedy in their power to pursue;

(c) Any defense based on any claim that the Guaranteed Obligations exceed or are more burdensome than those of the Borrower;

(d) Any defense based on: (i) any legal disability of the Borrower, (ii) any release, discharge, modification, impairment or limitation of the liability of the Borrower and/or the Guarantors under the Loan Documents from any cause, whether consented to by the Administrative Agent or any Lender or arising by operation of law or from any Insolvency Proceeding,
      (iii) any rejection or disaffirmance of the Loans or any security held for the Loans, in any Insolvency Proceeding and (iv) the Guarantors' rights under NRS 104.3605, the Guarantors specifically agreeing that this clause
      (iv) shall constitute a waiver of discharge under NRS 104.3605;

(e) Any defense based on any action taken or omitted (other than gross negligence or willful misconduct) by the Administrative Agent or any Lender in any Insolvency Proceeding involving the Borrower or any of the Sponsors, including any election to have a claim allowed as being secured, partially secured or unsecured, any extension of credit by the Administrative Agent or any Lender to the Borrower in any Insolvency Proceeding, and the taking and holding by the Administrative Agent or any Lender of any security for any such extension of credit;

(f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Completion Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;


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(g)   Any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Obligations under the Credit Agreement or any portion of such Obligations; and

(h) Any defense or benefit based on NRS 40.430 and judicial decisions relating thereto and NRS 40.451 et seq. and judicial decisions relating thereto, the Guarantors agreeing that the waiver in this paragraph (h) is intended to take advantage of the two (2) waivers permitted by NRS 40.495 (1) and
      (2) to the maximum extent permitted.

9.    Waivers of Subrogation and Other Rights.

(a) Upon the occurrence of any Event of Default, the Administrative Agent in its sole discretion, without prior notice to or consent of the Guarantors, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security for the Obligations under the Loan Documents, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Loans or any part thereof or any of the Letters of Credit or make any other accommodation with the Borrower or any Guarantor, or (iv) exercise any other remedy against the Borrower, any Guarantor or any security. No such action by the Administrative Agent or any Lender shall release or limit the liability of the Guarantors, who shall remain liable under this Completion Guaranty after the action, even if the effect of the action is to deprive the Guarantors of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from the Borrower for any sums paid to the Administrative Agent or the Lenders, whether contractual or arising by operation of law or otherwise. The Guarantors expressly waive any defenses or benefits that may be derived from NRS Section 40.451, et seq. and judicial decisions relating thereto, or comparable provisions of Nevada law which are comparable to California Civil Procedure ss.ss. 580a, 580b, 580d, or 726 or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses they otherwise might or would have under Nevada law or other applicable law. The Guarantors expressly agree that under no circumstances shall they be deemed to have any right, title, interest or claim in or to any real or personal property to be held by the Administrative Agent or any Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Obligations under the Credit Agreement.

(b) Regardless of whether the Guarantors may have made any payments to the Administrative Agent or any Lender, the Guarantors hereby waive: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from the Borrower for any sums paid to the Administrative Agent or any Lender, whether contractual or arising by operation of law (including the Bankruptcy Code) or otherwise, (ii) all rights to enforce any remedy that the Administrative


                                      10
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            Agent or any Lender may have against the Borrower or any other
            Person, and (iii) all rights to participate in any security now or later to be held by the Administrative Agent or any Lender for the Obligations under the Credit Agreement. The waivers given in this
            Section 9(b) shall be effective until the Loans and all other Obligations under the Credit Agreement have been indefeasibly paid and performed in full and all Commitments have been terminated.

      (c) The Guarantors understand and acknowledge that if the Administrative Agent or any Lender forecloses judicially or nonjudicially against any real property security for the Obligations under the Loan Documents, that foreclosure could impair or destroy any ability that the Guarantors may have to seek reimbursement, contribution or indemnification from the Borrower or others based on any right the Guarantors may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by the Guarantors under this Completion Guaranty. The Guarantors further understand and acknowledge that in the absence of this Section 9, such potential impairment or destruction of the Guarantors' rights, if any, may entitle the Guarantors to assert a defense to this Completion Guaranty. By executing this Completion Guaranty, the Guarantors freely, irrevocably and unconditionally: (i) waive and relinquish that defense and agree that the Guarantors will be fully liable under this Completion Guaranty even though the Administrative Agent of the Lenders may foreclose judicially or nonjudicially against any real property security for the Obligations under the Loan Documents;
            (ii) agree that the Guarantors will not assert that defense in any action or proceeding which the Administrative Agent or the Lenders may commence to enforce this Completion Guaranty; and (iii) acknowledge and agree that the Administrative Agent and the Lenders are relying on this waiver in making the Loans and issuing the Letters of Credit, and that this waiver is a material part of the consideration which they are receiving for making the Loans and issuing the Letters of Credit.

10. Revival and Reinstatement. If the Lenders are required to pay, return or restore to any of the Guarantors any amounts previously paid with respect to the Guaranteed Obligations because of any Insolvency Proceeding of any of the Guarantors, any stop notice or any other reason, to the extent that the source of such payment was a Cash Equity Contribution from the Guarantors or the payment of the Accelerated Payment Amount by the Guarantors pursuant to this Completion Guaranty, the Guaranteed Obligations shall be reinstated and revived and the rights of the Administrative Agent and the Lenders shall continue with regard to such amounts, as though they had never been paid.

11. Representations and Warranties. Each Guarantor hereby represents and warrants unto the Administrative Agent and each Lender as follows:


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      (a)   The most recent audited consolidated balance sheet of LCI and ABH and their respective consolidated Subsidiaries (in the case of ABH, as of December 31, 1996 and in the case of LCI, as of March 30,
            1997) and the related consolidated statements of earnings and stockholders' equity (or profit and loss in the case of LCI) and of cash flows for the fiscal year ended on such date, reported on by such Guarantor's independent public accountants, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly (or give a true and fair view of in the case of LCI) the consolidated financial condition of such Guarantor and its consolidated Subsidiaries as at such date, and the results of their operations (or consolidated profit and loss in the case of LCI) and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of such Guarantor and its consolidated Subsidiaries as at September 30, 1997 and the related unaudited consolidated statements of earnings and of cash flows for the nine-month period (or, in the case of LCI, six month period) ended on such date, certified by an Authorized Representative of such Guarantor, are complete and correct and present fairly (or give a true and fair view of in the case of LCI) the consolidated financial condition of such Guarantor and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period (or, in the case of LCI, six-month period) then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Authorized Representative, as the case may be, and as disclosed therein).

      (b) Since December 31, 1996, in the case of ABH and since March 30, 1997 in the case of the Trust, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

      (c) Each of such Guarantor and its Subsidiaries (a) is duly organized, and, to the extent applicable, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged,
            (c) to the extent applicable, is duly qualified as a foreign corporation or company or trust and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all material Requirements of Law except where failure to comply with any of the foregoing could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

      (d) Each of such Guarantors has the corporate or other power and authority, and the legal right, to make, deliver and perform this Completion Guaranty and to provide the undertakings hereunder and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Completion Guaranty. No consent or authorization of, filing with or other act by or in respect of, any Governmental Instrumentality or any other Person is required to be obtained or made, as the case may be, by such Guarantor in connection with this Completion Guaranty or with the execution, delivery, performance, validity or enforceability of this Completion Guaranty by or against such Guarantor, except as has been obtained and remains in full force and effect on the date hereof. This Completion Guaranty has been duly executed and delivered on behalf of such Guarantor. This Completion Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      (e) Each Subsidiary Guarantor has the corporate power and authority, and the legal right, to make, deliver and perform the Subsidiary Guaranty and to provide the undertakings thereunder and has taken all necessary corporate action to authorize the execution, delivery and performance of the Subsidiary Guaranty. No consent or authorization of, filing with or other act by or in respect of, any Governmental Instrumentality or any other Person is required to be obtained or made, as the case may be, by such Subsidiary Guarantor in connection with the Subsidiary Guaranty or with the execution, delivery, performance, validity or enforceability of the Subsidiary Guaranty by or against such Subsidiary Guarantor, except as has been obtained and remains in full force and effect on the date hereof. The Subsidiary Guaranty has been duly executed and delivered on behalf of each Subsidiary Guarantor. The Subsidiary Guaranty constitutes a legal, valid and binding obligation of each Subsidiary Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

      (f) The execution, delivery and performance of this Completion Guaranty by the Guarantors and the execution, delivery and performance by the Subsidiary Guarantors of the Subsidiary Guaranty will not (i) violate any Legal Requirement or contractual obligation of such Guarantor or Subsidiary Guarantor, (ii) result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Legal Requirement or contractual obligation or (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Instrumentality applicable to such Guarantor or Subsidiary Guarantor.

      (g) Schedule 3 contains (except as noted therein) complete and correct lists of each of LCI's and ABH's Subsidiaries (other than Dormant Subsidiaries), showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by such Guarantor and each other Subsidiary of such Guarantor. All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 3 as being owned by such Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by such Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 3). Each Subsidiary identified in Schedule 3 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, debt service capacity, property or financial condition, operations or prospects of such Subsidiary. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. No Subsidiary identified in Schedule 3 is a party to, or otherwise subject to any legal restriction or any agreement (other than this Completion Guaranty, the agreements listed on Schedule 3 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to its Guarantor parent or any of such Guarantor's Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

      (h) Except as disclosed in Schedule 4 there are no actions, suits or proceedings pending or, to the knowledge of any Guarantor, threatened against or affecting such Guarantor or any Subsidiary or any property of such Guarantor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Instrumentality that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither any Guarantor nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Instrumentality or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Instrumentality, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

      (i) Except as disclosed in Schedule 3-A, each Guarantor and its Subsidiaries have filed all material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the non-payment of which could not reasonably be expected to have a Material Adverse Effect or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Guarantor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Each Guarantor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each Guarantor and its Subsidiaries in respect of governmental or other taxes for all fiscal periods are adequate.

      (j) Each Guarantor and its Subsidiaries have adequate and appropriate insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance) to the extent this is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except where the failure to so maintain insurance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      (k) Each of LCI, ABH and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in clause (a) hereof or purported to have been acquired by such Guarantor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Completion Guaranty. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

      (l)   Except as disclosed in Schedule 5,

            (i) each Guarantor and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

            (ii) to the best knowledge of each Guarantor, no product or such Guarantor infringes in any material respect on any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

            (iii) to the best knowledge of each Guarantor, there is no Material violation by any Person of any right of such Guarantor or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by such Guarantor or any of its Subsidiaries.

      (m) Except as described therein, Schedule 6 sets forth a complete and correct list of all outstanding Indebtedness of each of LCI and ABH and its Subsidiaries as of September 30, 1997, since which date there has been no Material changes in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of such Guarantor or its Subsidiaries. Neither any such Guarantor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of such Guarantor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any such Guarantor or any Subsidiary in an aggregate principal amount in excess of $1,500,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. Except as disclosed in Schedule 6, neither any such Guarantor nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 14(a).

      (n) Neither any Guarantor nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

      (o) Neither any Guarantor nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against such Guarantor or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

      (p) Each Guarantor's ownership interest in the Borrower as of the date hereof is set forth on Schedule 7.

      (q) LCI has delivered to the Administrative Agent true, correct and complete copies of all material documents, instruments, opinions and certificates with respect to the Existing Senior Debt.

12. Affirmative Covenants. Until all of the Guaranteed Obligations have been indefeasibly paid and performed, each Guarantor agrees as follows:

      (a) LCI shall furnish to the Administrative Agent the documentation required to be delivered pursuant to Section 12.1(i) and (ii)(a),
            (b), (c), (d) and (e) of the LCI Facilities Agreement, or the comparable provisions of any facilities agreement executed in substitution of, or as a replacement of, the LCI Facilities Agreement.

      (b)   (i) ABH shall furnish to the Administrative Agent:

            (A) as soon as available, but in any event within 120 days after the end of each fiscal year of such Guarantor, a copy of the consolidated and consolidating balance sheet of such Guarantor and its consolidated Subsidiaries as at the end of such year and the related consolidated and consolidating statements of earnings and stockholders' equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by an independent certified public accountants of nationally recognized standing; and

            (B) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of such Guarantor, (A) the unaudited consolidated and consolidating balance sheet of such Guarantor and its consolidated Subsidiaries as at the end of such quarter and in comparative form the figures for the end of the previous fiscal year, (B) the unaudited consolidated and consolidating statement of earnings of such Guarantor and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, and in comparative form the figures for the previous year and (C) the consolidated and consolidating statement of cash flows of such Guarantor and its consolidated Subsidiaries for the portion of the fiscal year through the end of such quarter, and in comparative form the figures for the previous year, certified by an Authorized Representative of such Guarantor as being fairly stated in all material respects when considered in relation to the consolidated and consolidating financial statements of such Guarantor and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

            all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods

            (except as approved by such accountants or officer, as the case may be, and disclosed therein).

            (ii) The Trust shall furnish the Administrative Agent with all financial information, certificates, reports, and disclosures that the Trust is providing to any other creditor in connection with the Main Project, the Mall Project, and/or the Music Project at such time as such information is made available to such creditor.

      (c) LCI shall furnish to the Administrative Agent, concurrently with the delivery of the financial statements described in clause (a) above, a certificate of an Authorized Representative of LCI showing in reasonable detail the calculations demonstrating compliance with
            Section 12(g) of this Completion Guaranty for the fiscal period ending on such date. Each Guarantor shall furnish to the Administrative Agent within thirty days after the same are sent, copies of all financial statements and reports which such Guarantor sends to its stockholders, and within thirty days after the same are filed, copies of all financial statements and reports which such Guarantor may make to, or file with, the LSE, the Securities and Exchange Commission or any successor or analogous Governmental Instrumentality. Each Guarantor shall furnish to the Administrative Agent with reasonable promptness, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

      (d) ABH and LCI shall keep true and correct books of records and account in conformity with GAAP and all Requirements of Law; and permit the Administrative Agent:

                  (i) No Event of Default -- if no Event of Default then exists, at the expense of such Administrative Agent and upon reasonable prior notice to such Guarantor, to visit the principal executive office of such Guarantor and to discuss the affairs, finances and accounts of such Guarantor and its Subsidiaries with such Guarantor's officers, all at such reasonable times and as often as may be reasonably requested in writing; and

                  (ii) Event of Default -- if an Event of Default then exists, at the expense of such Guarantor to visit and inspect any of the offices of properties of such Guarantor or any Subsidiary, to examine their respective books and records and to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants, all at such reasonable times and as often as may be requested.

            A Guarantor shall not be under any obligation under this Completion Guaranty to provide information pursuant to the last sentence of
            Section 12(c) or pursuant to
            this Section 12(d) if (i) disclosure of such information, on the written advice of such Guarantor's counsel provided to such Guarantor, would be prohibited by law or by decree of any Governmental Instrumentality or arbitral body or by the terms of any obligation of confidentiality contained in any agreement binding upon such Guarantor and not entered into in contemplation of this
            Section 12(d) or (ii) such information relates to the identity or personal details of any of the customers or clients of LCI or any of its Subsidiaries.

            In addition, LCI shall not be under any obligation under this Completion Guaranty to provide information pursuant to the last sentence of Section 12(c) or pursuant to Section 12(d) if LCI has been advised in writing by an investment or merchant bank in London, that the requested disclosure to the Administrative Agent or any Lender would require LCI to make public disclosure of such information to comply with its continuing obligations under the rules of the LSE or would otherwise be prohibited by such rules. If the Administrative Agent shall contest such written advice from the investment or merchant bank by itself providing advice in writing to the contrary from an investment or merchant bank in London, then LCI will obtain advice in writing from a senior official of the LSE as to whether the requested disclosure would require LCI to make public disclosure of such information to comply with any of such obligations or would otherwise be prohibited as aforesaid. Before seeking such advice from the LSE (either directly or through its listing sponsor), LCI will consult with the Administrative Agent and submit to the LSE such factual submissions and other representations that the Administrative Agent may provide to LCI for such purpose. The written advice of such senior official shall be conclusive as to the disclosure in question.

      (e) Each of LCI and ABH shall promptly give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

            (i) any breach by such Guarantor of any of the Guaranteed Obligations hereunder or with respect to Existing Senior Debt;

            (ii) any (a) default or event of default under any contractual obligation of such Guarantor or any of its Subsidiaries or (b) litigation, investigation or proceeding which may exist at any time between such Guarantor or any of its Subsidiaries and any Governmental Instrumentality, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

            (iii) any material litigation or proceeding affecting such Guarantor or any of its Subsidiaries; and

            (iv) any development or other event which could reasonably be expected to have a Material Adverse Effect.

            Each notice pursuant to this clause (e) shall be accompanied by a statement of a Authorized Representative of such Guarantor setting forth details of the occurrence referred to therein and stating what action such Guarantor or any of its Subsidiaries propose to take with respect thereto.

      (f) Each of ABH and LCI shall, in the aggregate, continue to own, directly or through one or more wholly-owned Subsidiaries, free of any Lien other than Liens in favor of the Administrative Agent and the Lenders, the same aggregate percentage of the capital stock of the Borrower as set forth on Schedule 7 hereof, subject to adjustment as provided in clause (k) in the definition of "Change in Control" in the Credit Agreement.

      (g)   LCI covenants and agrees that

            (i) the ratio of Group Operating Profit to Net Interest Payable in respect of each 12 month period ending on the last day of each financial year and financial half year of the Group shall not be less than 2.5:1;

            (ii) the ratio of Consolidated Net Borrowings to Consolidated Net Worth shall not at any time exceed 1.5:1; and

            (iii) Consolidated Net Worth shall at all times be greater than
                  (pounds)95,000,000,

            and that the finance director of LCI for the time being shall certify compliance or, as the case may be, non-compliance by LCI and the Group with each of the provisions referred to in paragraphs (i),
            (ii) and (iii) above at the same time as LCI shall furnish to the Administrative Agent the financial statements referred to in Section 12(a) provided that following receipt of any such certificate the Administrative Agent may in its absolute discretion require LCI to instruct its auditors for the time being to certify compliance or, as the case may be, non-compliance by LCI and the Group with each of the provisions referred to in paragraphs (i), (ii) and (iii) above and further that in the event of any changes in any of the accounting principles and bases upon which any of such financial statements are prepared, the financial covenants set out in this sub-clause shall be adjusted or otherwise amended so as to ensure that or, as nearly as possible that, following such changes the obligations, limitations and restrictions contained in such covenants shall, mutatis mutandis, have the same effect as if such changes had not been made and that the Administrative Agent shall be provided with all appropriate information and details that it may request in connection with such adjustments or amendments.

      (h) Each of ABH and LCI will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (i) Each Guarantor will and will cause each of its Subsidiaries to maintain, with institutions it reasonably believes to be financially sound insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or similar business and similarly situated.

      (j) Each Guarantor will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in reasonably good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent a Guarantor from discontinuing the operation and maintenance of or the liquidation of any Dormant Subsidiary and shall not prevent a Guarantor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (k) Each Guarantor will and will cause each of its Subsidiaries to file all material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes, assessments, governmental charges, or levies shown to be due and payable on such returns and all other taxes imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Guarantor or any Subsidiary, provided that neither a Guarantor nor any Subsidiary need to pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by such Guarantor or such Subsidiary on a timely basis in good faith in appropriate proceedings and such Guarantor or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Guarantor or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

      (l) Each Guarantor will at all times preserve and keep in full force and effect its corporate or other existence. Except as allowed under the Note Agreements, each of ABH and LCI will at all times preserve and keep in full force and effect the corporate or other existence of each of its Subsidiaries (other than Dormant Subsidiaries or unless merged into such Guarantor or a Subsidiary) and all licenses, consents, certificates and authorizations of such Guarantor and its Subsidiaries unless, in the good faith judgment of such Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate or other existence, licenses, consents, certificates and authorizations could not, individually or in the aggregate, have a Material Adverse Effect.

      (m) Each Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in accordance with GAAP as applied in the jurisdiction of its incorporation as such Guarantor may deem appropriate from time to time.

      (n) Neither ABH or LCI nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by such Guarantor and its Subsidiaries would be materially changed from the general nature of the business engaged in by such Guarantor and its Subsidiaries as of the date hereof.

      (o) Promptly upon the determination that any Subsidiary of LCI has become a Material Subsidiary, LCI shall cause such Subsidiary to execute and deliver a joinder agreement for the Subsidiary Guaranty pursuant to which such Subsidiary shall become a party thereto and Subsidiary Guarantor thereunder.

      (p) The Trust covenants and agrees that the Trust will maintain a minimum fair market value of assets less liabilities of $100,000,000.

13. Consequences of Specified Events. If at any time prior to the indefeasible payment and performance of the Guaranteed Obligations (each of the following, a "Specified Event"),

      (a) LCI shall at any time fail to comply with the covenants set forth in Sections 12(f), 12(g), 12(o) or 14 hereof and to the extent such non-compliance is capable of being cured, such non-compliance shall not have been cured within twenty-five (25) days; or

      (b) any borrowed money for a sum in excess of (pounds)2,500,000 or the equivalent thereof in any other currency of LCI or any Material Subsidiary shall by reason of breach or default become due and payable prior to its stated maturity or due date therefor or if any such borrowed money is not paid at the maturity thereof or due date therefor (or within any originally stated applicable grace period therefor) or, if payable on demand, is not paid on demand; or

      (c) LCI or any Material Subsidiary becomes insolvent or applies for or consents to or suffers the appointment of a liquidator, receiver, administrative receiver, administrator, guardian, encumbrancer, trustee in bankruptcy or similar official of the whole or any substantial part of its respective assets, business, property, revenues or undertaking (other than in any of such cases (except for the appointment of any administrator) for the purposes of a solvent reconstruction or amalgamation the terms of which have previously been approved by the Required Lenders) LCI or any Material Subsidiary takes any proceedings under any law for adjustment, deferment or rescheduling of its Indebtedness or any part thereof or makes or enters or any proposal is made to make or enter into a general assignment or arrangement (including, without limitation, any voluntary arrangement under part I of the Insolvency Act 1986) or composition with or for the benefit of its creditors or a moratorium shall be declared on any of its Indebtedness or any part thereof or any creditor of LCI or any Material Subsidiary exercises a contractual right to take over the financial management of LCI or any Material Subsidiary or LCI or any Material Subsidiary is deemed or shall become unable to pay its debts as defined in Section 123 Insolvency Act 1986 or LCI or any Material Subsidiary fails generally to pay its debts as and when they fall due or if the equivalent of any of the foregoing shall occur in relation to LCI or any Material Subsidiary under the laws of any jurisdiction to which it or any of its rights, property or assets are subject; or

      (d) a petition is presented (but only if such petition remains undischarged 90 days after presentation thereof) or a meeting is convened or an order is made or resolution is passed for or other action or proceedings or steps are taken with a view to the appointment of an administrator, winding-up, liquidation or dissolution of LCI or any Material Subsidiary or if the equivalent of any of the foregoing shall occur in relation to LCI or any Material Subsidiary under the laws of any jurisdiction to which it or any of its rights, property or assets are subject (other than in any of such cases (except for the appointment of any administrator) for the purposes of the winding up of a dormant member of the Group or a solvent reconstruction or amalgamation, in each case the terms of which have previously been approved by the Required Lenders), or LCI or any Material Subsidiary stops or threatens to stop payments generally or ceases or threatens to cease to carry on its business or a substantial part thereof or LCI or any Material Subsidiary merges, consolidates or amalgamates with or into any other company, corporation or entity in a transaction not otherwise permitted under the Facilities Agreement; or

      (e) a distress, execution or other legal process is levied against any of the assets of LCI or any Material Subsidiary and is not discharged or paid out within 90 days, except where such distress, execution or other legal process is in the reasonable opinion of the Required Lenders being contested in good faith by LCI or the relevant Material Subsidiary or any analogous proceedings shall be commenced against LCI or any Material Subsidiary or its assets under the laws of any other jurisdiction; or

      (f) an encumbrancer takes possession or a receiver or an administrative receiver is appointed of the whole or any substantial part of the assets or undertaking of LCI or any Material Subsidiary or any analogous action shall be taken against LCI or any Material Subsidiary or its assets or undertaking under the laws of any jurisdiction;

      then, not later than five (5) days after such Specified Event, at the option of the Required Lenders, the provisions of Section 17 shall apply.

14. Negative Covenants. At all times prior to indefeasible payment and performance of the Guaranteed Obligations by the Guarantors hereunder,

      (a) Each of ABH and LCI will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset except:

            (i)   Liens securing Existing Senior Debt;

            (ii) any Lien arising by operation of law which secures amounts not more than 45 days overdue or, if so overdue, are being contested on a timely basis in good faith and in appropriate proceedings;

            (iii) any Lien imposed on a Guarantor or any of its Subsidiaries in relation to its purchase of goods, products or supplies in the ordinary course of business;

            (iv) any rights of set-off in the normal course of trading or of any bank or financial institution or combination of accounts arising in favor of such bank or financial institution as a result of the day-to-day operation of banking arrangements, including without limitation, rights of set-off granted to such bank or financial institution in respect of the issuance of letters of credit, or as a result of any currency or interest rate hedging operations carried out in the ordinary course of business, in each case, provided that there is no agreement to confer a security interest;

            (v) statutory Liens of landlords, Liens over goods or documents of title arising in the ordinary course of documentary credit transactions and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business;

            (vi) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Note Agreements;

            (vii) Liens incurred or deposits made in the ordinary course of business (A) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (B) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than capital leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

            (viii)leases or subleases granted to others, easements,
                  rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of business of a Guarantor and its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

            (ix) any Lien renewing, extending or refunding any Lien permitted by clause (i), provided that (A) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (B) such Lien is not extended to any other property and (C) immediately after such extension, renewal or refunding no Specified Event would exist;

            (x) any Lien securing the obligations of LCI under the Credit Facility and the obligations of any Subsidiary Guarantor under any Subsidiary Guarantee;

            (xi) any Lien not otherwise permitted by clauses (i) through (x) above, provided that on the date any Indebtedness secured by any such Lien, is created, incurred, assumed or guaranteed by such Guarantor or any Subsidiary, and immediately after giving effect thereto and to the concurrent retirement of any other Indebtedness, the sum of (A) the aggregate principal amount of all Indebtedness secured by Liens pursuant to this clause (xi) plus (B) all unsecured Indebtedness of such Guarantor and its Subsidiaries (excluding any unsecured Existing Senior Debt) that is senior in any respect in right of payment to the obligations of such Guarantor hereunder, does not exceed 25% of the Consolidated Tangible Assets of such Guarantor as of such date; and

            (xii) any Lien set forth on Schedule 3, in the case of ABH.

      (b) Each of ABH and LCI will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any secured or unsecured Indebtedness (excluding (A) any Indebtedness secured by Liens pursuant to clauses (i) through
            (x) of Section 14(a) hereof and (B) any unsecured Existing Senior Debt but including an Indebtedness secured by Liens pursuant to clause (xi) of Section 14(a) hereof) if the aggregate amount of all such Indebtedness described in this clause (b) would exceed 25% of the Consolidated Tangible Assets of such Guarantor as of such date.

      (c) In the case of ABH only, declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of interests (now or hereafter outstanding) of such Sponsor or on any warrants, options or other rights with respect to any class of interests (now or hereafter outstanding) of such Sponsor (other than dividends or distributions payable in its common interests or warrants to purchase its common interests or splitups or reclassifications of its interests into additional or other interests) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of interests (now or hereafter outstanding) of such Sponsor, or warrants, options or other rights with respect to any shares of any class of interests (now or hereafter outstanding) of such Sponsor.

15.   Payments Free and Clear of Taxes, etc. Each Guarantor hereby agrees that:

      (a) All payments by such Guarantor hereunder to the Borrower or to a Lender shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by a Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then such Guarantor will

      (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

            (ii) promptly forward to the Borrower or such Lender an official receipt or other documentation satisfactory to the Borrower or such Lender evidencing such payment to such authority; and

            (iii) pay to the Borrower or such Lender such additional amount or amounts ("Additional Amounts") as is necessary to ensure that the net amount actually received by the Borrower or such Lender will equal the full amount the Borrower or such Lender would have received had no such withholding or deduction been required.

            Moreover, if any Taxes are directly asserted against the Borrower or any such Lender with respect to any payment received by the Borrower or such Lender hereunder, the Borrower or such Lender may pay such Taxes and the Guarantor will promptly pay such Additional Amounts (including any penalties, interest or expenses ) as is necessary in order that the net amount received by the Borrower or such Lender after the payment of such Taxes (including any Taxes on such Additional Amounts) shall equal the amount the Borrower or such Lender would have received had not such Taxes been asserted.

            Upon the request of any Guarantor, each Lender that is organized under the laws of a jurisdiction other than the United States or a State thereof (for purposes of this paragraph (k), a "Non-U.S. Lender") shall, prior to the date on which any payment is made hereunder (or in the case of a Lender that becomes a party to the Credit Agreement pursuant to Section 4.11 of the Credit Agreement or any Assignee Lender, before it becomes a party hereto) (i) execute and deliver to each Guarantor and the Administrative Agent one or more (as the Guarantors or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, certifying in each case that such Lender or Assignee Lender is entitled to receive payments under this Completion Guaranty without deduction or withholding of any United States federal income taxes, and an applicable Internal Revenue Service Form W-8 or Form W-9 or successor applicable form (if required by law), as the case may be, to establish an exemption from United States backup withholding tax or (ii) if such Non-U.S. Lender is not a "bank" or other person described in Section 881 (c)
            (3) of the Code and cannot deliver either Form 4224 or Form 1001 pursuant to clause (a) above, execute and deliver to each Guarantor and the Administrative Agent one or more (as the Guarantors or the Administrative Agent may reasonably request) copies of the Tax Certificate, Form W-8 (or any successor form) and any other certificate or statement of exemption required under the Code or Treasury Regulations issued thereunder, appropriately completed, certifying that such Lender or Assignee Lender is entitled to receive payments under this Completion Guaranty without deduction or withholding of United States federal income tax and establishing an exemption from United States backup withholding tax. All Lenders other than Non-U.S. Lenders shall, prior to the date on which any payment is made hereunder (or in the case of a Lender that becomes a party to the Credit Agreement pursuant to Section 4.11 of the Credit Agreement or is an Assignee Lender, before such Lender becomes a party hereto) execute and deliver to the Borrower and the Administrative Agent one or more copies (as the Borrower or Administrative Agent may reasonably request) of United States Internal Revenue Form W-9 or successor applicable form (if required by law), as the case may be, to establish exemption from United States backup withholding tax.

            Each Lender which undertakes to deliver to the Guarantors or the Administrative Agent a Tax Certificate, a Form 4224, Form 1001, Form W-8 or Form W-9 pursuant to the preceding paragraph shall further undertake to deliver to the Guarantors and the Administrative Agent two further copies of said Tax Certificate, Form 4224, Form 1001, Form W-8 or Form W-9 (if required by law), or successor applicable forms, or other manner of certification, as the case may be, on or before the date that such form expires or becomes obsolete or after the occurrence of an event requiring a change in the most recent form delivered by it to the Guarantors and the Administrative Agent, and such extensions or renewals thereof as may be reasonably requested by the Guarantors or Administrative Agent, certifying in the case of a Tax Certificate, Form 4224 or Form 1001 that such Lender is entitled to receive payments under this Completion Guaranty without deduction or withholding of any United States federal income taxes, unless in any case an event (including any change in treaty, law or regulation) has occurred prior to the date on which such delivery would otherwise be required which renders all forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Guarantors and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or Form W-9, establishing an exemption from backup withholding.

      (b) If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Borrower or any Lender the required receipts or other required documentary evidence, the Guarantor shall indemnify the Borrower or such Lender for any incremental Taxes, interest or penalties that may become payable by the Borrower or such Lender as a result of any such failure.

      (c) In the event that an Additional Amount is paid by a Guarantor for the account of any Lender and such Lender is entitled to a refund of the Tax (a "Tax Refund") to which such payment is attributable, then such Lender shall take all reasonable steps which are necessary to obtain such Tax Refund, including filings such forms, certificates, documents, applications or returns as may be required to obtain such Tax Refund. If such Lender subsequently receives such a Tax Refund, and such Lender is readily able to identify the Tax Refund as being attributable to the Tax with respect to which the Additional Amount was made, then such Lender shall reimburse such Guarantor such amount as such Lender shall determine acting in good faith to be the proportion of the Tax Refund, together with any interest received thereon, attributable to such Additional Amount as will leave such Lender after the reimbursement (including such interest) in no better or worse position than it would have been if the Additional Amount had not been required.

      (d) Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 15 shall survive the payment in full of the principal of and interest on the Loans.

16.   Judgment. Each Guarantor hereby agrees that:

      (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in United States Dollars into another currency, such Guarantor agrees, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase United States Dollars with such other currency on the Business Day preceding that on which final judgment is given.

      (b) The obligation of each Guarantor in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency other than United States Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in such other currency such Lender may, in accordance with normal banking procedures, purchase United States Dollars with such other currency; in the event that the United States Dollars so purchased are less that the sum originally due to such Lender in United States Dollars, the Guarantor, as a separate obligation and notwithstanding any such judgment, shall indemnify and hold harmless such Lender and such holder against such loss, and if the United States Dollars so purchased exceed the sum originally due to such Lender in United States Dollars, such Lender shall remit to such Guarantor such excess.

17. Breaches by Any Guarantor. If, at any time prior to the indefeasible payment and performance of the Guaranteed Obligations by the Guarantors hereunder, any of the Guarantors breaches the Guaranteed Obligations (after the expiration of applicable grace, notice and/or cure periods), then, at the option of the Required Lenders, an Event of Default shall exist under this Completion Guaranty and the other Loan Documents and the Lenders, without any further notice to any of the Guarantors or any other Person, shall be entitled to exercise all rights and remedies available hereunder, under the other Loan Documents and at law and equity; provided, however, the Lenders may, at their option, commence collection proceedings against one or more of the Guarantors without declaring an Event of Default under the other Loan Documents.

18.   Miscellaneous Provisions.

      (a) This Completion Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      (b) This Completion Guaranty shall be binding upon the Guarantors and their permitted successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Administrative Agent and each Lender and their respective successors, transferees and assigns; provided, however, that the Guarantors may not assign any of their Guaranteed Obligations hereunder without the prior written consent of the Required Lenders.

      (c) No amendment to or waiver of any provision of this Completion Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      (d) All notices and other communications provided to any party hereto under this Completion Guaranty shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. All such notices and communications shall be deemed to have been properly given if (x) hand delivered with receipt acknowledged by the recipient; (y) if mailed, upon the fifth Business Day after the date on which it is deposited in registered or certified mail, postage prepaid, return receipt requested or (z) if by Federal Express or other nationally-recognized express courier service with instructions to deliver on the following Business Day, on the next Business Day after delivery to such express courier service. Notices and other communications may also be properly given by facsimile but shall be deemed to be received upon automatic facsimile confirmation of receipt thereof by the intended recipient machine therefor with the original of such notice or communication to be given in the manner provided in the second sentence of this Section; provided, however, that the failure to deliver a copy in accordance with the second sentence of this paragraph (d) shall not invalidate the effectiveness of such facsimile notice. The address information for the parties is set forth below:

If to the Administrative
Agent:                        The Bank of Nova Scotia
                              580 California Street, 21st Floor
                              San Francisco, CA 94104
                              Attn:  Alan W. Pendergast
                              Telephone No(415) 986-1100
                              Facsimile No(415) 397-0791

If to the Trust:              c/o Aladdin Holdings
                              280 Park Avenue
                              38th Floor
                              New York, New York 10017
                              Attn: Ronald Dictrow
                              Telephone No(212) 661-0700
                              Facsimile No(212) 661-0844

If to ABH:                    Aladdin Bazaar Holdings, LLC
                              831 Pilot Road
                              Las Vegas, Nevada 89119
                              Attn: Jack Sommer
                              Telephone No(702) 736-7114
                              Facsimile No(702) 736-7107

If to LCI:                    London Clubs International, plc
                              10 Brick Street
                              London W1Y 8HO, England
                              Attn: Linda M. Lillis
                              Telephone No011-44-171-518-0000
                              Facsimile No011-44-171-493-6981

with a copy to:               Ohrenstein & Brown, LLP
                              230 Park Avenue
                              New York, New York 10169
                              Attn: Peter J. Kiernan, Esq.
                              Telephone No(212)- 682-4500
                              Facsimile No(212)- 557-0910

and:                          Lionel, Sawyer & Collins
                              300 South 4th Street
                              Suite 1700
                              Las Vegas, Nevada 89101
                              Attn: Greg Giordano, Esq.
                              Telephone No(702)-383-8888
                              Facsimile No(702)-383-8845

      (e) No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      (f) Section captions used in this Completion Guaranty are for convenience of reference only, and shall not affect the construction of this Completion Guaranty.

      (g) Wherever possible each provision of this Completion Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Completion Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Completion Guaranty.

      (h) THIS COMPLETION GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS COMPLETION GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR COMPLETION GUARANTIES, WRITTEN OR ORAL, WITH RESPECT HERETO.

      (i) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS COMPLETION GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE GUARANTORS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND

            IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTORS HEREBY IRREVOCABLY APPOINT CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, UNITED STATES, AS THEIR AGENT TO RECEIVE, ON THE GUARANTORS' BEHALF AND ON BEHALF OF THE GUARANTORS' PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE GUARANTORS IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE GUARANTORS HEREBY IRREVOCABLY AUTHORIZE AND DIRECT THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON THEIR BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE GUARANTORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTORS HAVE OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR PROPERTY, THE GUARANTORS HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THE GUARANTEED OBLIGATIONS UNDER THIS COMPLETION GUARANTY AND THE OTHER LOAN DOCUMENTS.

      (j) THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS COMPLETION GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR THE

            LENDERS OR THE GUARANTORS. THE GUARANTORS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

      IN WITNESS WHEREOF, the Guarantors have caused this Completion Guaranty to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                          ALADDIN BAZAAR HOLDINGS, LLC


                          By:         /s/ Ron Dictrow
                            ------------------------------
                                      Ron Dictrow
                          Title:      Secretary, Treasurer

                          Address:    280 Park Avenue
                                      New York, N.Y.10017
                          Attention:  Ronald Dictrow
                          Telecopy:   212-661-0844

                          THE TRUST UNDER ARTICLE SIXTH UNDER
                          THE  WILL OF SIGMUND SOMMER


                          By:         /s/ Viola Sommer
                            ------------------------------
                                      Viola Sommer
                          Title:      Trustee

                          Address:    280 Park Avenue
                                      New York, N.Y. 10017
                          Attention:  Ronald Dictrow
                          Telecopy:   212-661-0844


                          By:         /s/ Eugene Landsberg
                            ------------------------------
                                      Eugene Landsberg
                          Title:      Trustee

                          Address:    280 Park Avenue
                                      New York, N.Y. 10017
                          Attention:  Ronald Dictrow
                          Telecopy:   212-661-0844

                          LONDON CLUBS INTERNATIONAL PLC


                          By:  /s/ G. Barry Hardy
                            ------------------------------
                                G. Barry Hardy
                          Title:      Finance Director

                          Address:    10 Brick Street
                                      London W1Y 8HQ
                                      England
                          Attention:  G. Barry Hardy
                          Telecopy:   011-44-171-518-0174

                                  SCHEDULE 1

Additional Defined Terms

      "Cash and Cash Equivalents" means:

            (a) cash in hand or at a bank and beneficially owned by LCI or a Subsidiary of LCI;

            (b) Sterling or Dollar denominated commercial paper maturing not more than nine months from the date of issue and rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investors Service, Inc.;

            (c) any deposit with, or acceptance maturing not more than one year after issue, accepted by, an authorized institution or an exempted institution within the meaning of the Banking Act 1987 which has a combined capital and surplus and undistributable profits of not less than (pounds)100,000,000 or by any bank, either of which shall have a long-term debt rating of A- or better by Standard & Poor's Corporation or A3 or better by Moody's Investors Service, Inc.;

            (d) Sterling or Dollar denominated debt securities having not more than one year until final maturity and listed on a recognized stock exchange or in respect of which there is an active trading market in London and rated at least Aa by Moody's Investors Service, Inc. or at least AA by Standard and Poor's Corporation;

            (e) direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in each case maturing twelve months or less from the date of acquisition thereof;

            (f) gilt-edge securities issued directly, or unconditionally guaranteed, by the United Kingdom Treasury, in each case maturing twelve months or less from the date of acquisition thereof, legally and beneficially owned, free of Liens and freely accessible by LCI or any Subsidiary; or

            (g) short-term liquid debt securities which for the time being are rated at least AAA by Standard & Poor's Corporation or an equivalent rating by any other reputable, rating agency.

            "Consolidated Net Borrowings" means the aggregate outstanding principal amount of Indebtedness of the Group less Cash and Cash Equivalents.

            "Consolidated Net Worth" means, the aggregate of the amounts paid-up or credited as paid-up on LCI's issued share capital and the amount of the consolidated capital and revenue reserves of the Group (including, without limitation, any share premium account, merger reserve, capital redemption reserve, revaluation reserve and retained earnings) and any credit balance on LCI's consolidated profit and loss account all as shown by the latest consolidated financial statements of LCI delivered or to be delivered pursuant to this Completion Guaranty from time to time but after:

            (i) deducting any debit balance on such consolidated profit and loss account;

            (ii) deducting the net book value of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under GAAP (excluding amounts attributable to acquisition goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and similar property);

            (iii) deducting any amounts distributed or proposed to be
                  distributed (other than to LCI or any other member of the Group) out of the profits accrued prior to the date of such financial statements to the extent that such distribution is not provided for therein;

            (iv) deducting all amounts attributable to minority interests, if any, in Subsidiaries of LCI;

            (v) excluding any sums set aside or otherwise reserved or provided for taxation;

            (vi) adding back any diminution due to the writing off or amortization of acquisition goodwill or the debiting of acquisition goodwill to any reserve; and

            (vii) making such adjustments to reflect any variations which shall have occurred since the date of such financial statements:

                  (a) in the amounts paid up or credited as paid up on the issued share capital of LCI and the consolidated capital and revenue reserves of the Group;

                  (b) to reflect any changes in generally accepted accounting principles and bases and the application of standards and practices since then as may be appropriate in the opinion of the auditors for the time being of LCI; and

                  (c)   in the interest of LCI in any other member of the Group.

            "Group" means LCI and its subsidiaries.

            "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

            (a) to purchase such indebtedness or obligation or any property constituting security therefor;

            (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation,

            (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

            (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof;

provided that, the obligations of LCI under the Keep-Well Agreement to pay the Accelerated Payment Amount shall be treated at any time as a Guaranty of Indebtedness of the Borrower in an amount equal to 25% of the Accelerated Payment Amount at such time. In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

            "Group Operating Profit" means, in respect of any period of the Group, (a) the consolidated profit of the Group for such period before crediting or deducting amounts attributable to extraordinary and exceptional items, all as determined in accordance with GAAP, plus (to the extent deducted in determining such consolidated profits), (b) all provisions for Taxes and (c) Net Interest Payable; in each case as determined from the relevant consolidated financial statements of LCI delivered or to be delivered pursuant to this Completion Guaranty for such period.

            "Indebtedness" with respect to any Person means, at any time, without duplication,

            (a) its liabilities for borrowed money (excluding accounts payable in the ordinary course of business) and its redemption obligations upon and following the date of redemption in respect of mandatorily redeemable Preferred Stock;

            (b) its liabilities pursuant to any note purchase facility or the issue of bonds, notes, debentures, commercial paper, loan stock or similar instruments;

            (c) all actual (as opposed to contingent) reimbursement obligations (other than accounts payable in the ordinary course of business) in respect of any acceptance or documentary credit facilities;

            (d) its liabilities for the deferred purchase price of property, assets or services acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property, assets or services);

            (e) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

            (f) its liabilities in respect of the principal amount of any receivables sold or discounted to a third party to the extent of recourse to such Person or any of its Subsidiaries;

            (g) Swaps of such Person; and

            (h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (h) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

            "Subsidiary" means, as to any particular parent corporation, any corporation of which more than 50% (by number of votes) of the Voting Shares shall be owned, directly or indirectly, by such parent corporation; provided, however, that notwithstanding the foregoing, the term subsidiary shall, in any event, include any company or legal entity which is a "subsidiary" as defined in
Section 736 of the Companies Act 1985, as amended by Section 144 of the Companies Act 1989, or as detailed in analogous legislation.

            "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Completion Guaranty, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such

Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

            "Taxes" means all present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other governmental charges of any nature whatsoever and any liabilities with respect thereto, including any surcharge, penalties, additions to tax, fines or interest thereon, now or hereafter imposed, levied, collected withheld or assessed by any jurisdiction or by any political subdivision or taxing authority thereof or therein.

                                                                    SCHEDULE 2

                             MATERIAL SUBSIDIARIES

LONDON CLUBS HOLDINGS LIMITED

LES AMBASSADEURS CLUB LIMITED

RENDEZVOUS CLUB (LONDON) LIMITED

PALM BEACH CLUB LIMITED

SIX HAMILTON PLACE LIMITED

BURLINGTON STREET SERVICES LIMITED

ZEALCASTLE LIMITED

CORBY LEISURE RETAIL DEVELOPMENTS LIMITED

UNITLAW TRADING LIMITED

LONDON PARK TOWER CLUB LIMITED

PUBLICACE LIMITED

LOMASBOND PROPERTIES LIMITED

LONDON CLUBS (OVERSEAS) LIMITED

DECBURY LIMITED

GOLDEN NUGGET CLUB LIMITED

LONDON CLUBS MANAGEMENT LIMITED

THE SPORTSMAN CLUB LIMITED

RITZ CLUB (LONDON) LIMITED

                                                                  SCHEDULE 3-A

                                TAX LIABILITIES

With respect to the Trust, none other than potential tax liability that may result from liabilities to which the Site is subject exceeding the tax basis of the Site.

                                                                    SCHEDULE 3

                                 SUBSIDIARIES
                       (other than Dormant Subsidiaries)

ABH's Subsidiaries

      Name:  Aladdin Bazaar, LLC
      State of Organization:  Delaware
      ABH Ownership:  50% member

In connection with the development of the Mall Project by Aladdin Bazaar, LLC ("Aladdin Bazaar"), if a guaranty, letter of credit or other form of credit enhancement is required to be obtained by the Trust or ABH in order to insure Aladdin Bazaar or any of its members that the Hotel/Casino will be completed and opened successfully, ABH will be permitted to convey up to 50% of its interest in Aladdin Bazaar to CS First Boston or any other institutional investor and pledge any of its remaining interest in Aladdin Bazaar to CS First Boston or to such other institutional investor providing financing for the development of the Mall Project. Furthermore, the Trust shall be entitled to pledge its membership interest in ABH to either or both of CS First Boston or such other institutional investor in connection with the financing of the Mall Project.

London Clubs' Subsidiaries

See attachment.

                                                                    SCHEDULE 4

                                  LITIGATION

Aronow, et al. v. Sommer, et al., Index No. 112618/95 (New York Sup. Ct.)

Kanbar, et al. v. Aronow, et al., Index No. 600301/97 (New York Sup. Ct.)

Sommer, et al. v. PMEC Associates and Co., et al., No. 88 Civ. 2537 (S.D.N.Y.)

                                                                    SCHEDULE 5

                            LICENSES, PERMITS, ETC.

ABH

See attachment.

                                                                    SCHEDULE 6

                             EXISTING INDEBTEDNESS

Trust

None.

ABH and/or its Subsidiaries

$30,000,000 contingent liability (see Schedule 3)

London Clubs and/or its Subsidiaries

See attachment.

                                                                    SCHEDULE 7

                             OWNERSHIP OF BORROWER

Aladdin Bazaar Holdings, LLC

Aladdin Bazaar Holdings, LLC has no ownership interest in Borrower.

The Trust

The Trust owns an indirect interest in Borrower through its ownership interests in the following entities:

o     The Trust owns a 95% membership interest in Aladdin Holdings, LLC (AHL).

      o AHL owns a 98.7% membership interest in Sommer Enterprises, LLC (Sommer Enterprises).

            o Sommer Enterprises owns a 47% membership interest in Aladdin Gaming Holdings, LLC (Holdings) and a 100% membership interest in Aladdin Gaming Enterprises, Inc. (Enterprises). Enterprises owns a 25% membership interest in Holdings.

                  o Holdings owns 100% of the common membership interest and 100% of the Series A Preferred membership interest in the Borrower.

LCI

See chart attached hereto.

                                                                       Exhibit C
                                                             To Credit Agreement

                        GUARANTY OF PERFORMANCE AND COMPLETION

     THIS GUARANTY OF PERFORMANCE AND COMPLETION (this "Completion Guaranty"), dated as of February 26, 1998 is made by LONDON CLUBS INTERNATIONAL PLC, a company registered in England and Wales under company number 2862479 ("LCI"), THE TRUST UNDER ARTICLE SIXTH UNDER THE WILL OF SIGMUND SOMMER (the "Trust") and ALADDIN BAZAAR HOLDINGS, LLC, a Nevada limited liability company ("ABH"; ABH, the Trust and LCI are individually called a "Guarantor" and collectively called the "Guarantors"), in favor of each of the Administrative Agent and the Lenders and their respective successors, transferees and assigns.

                                 W I T N E S S E T H:

     WHEREAS, pursuant to a Credit Agreement, dated as of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Aladdin Gaming, LLC, a Nevada limited liability company (the "Borrower"), the various lending institutions (individually a "Lender" and collectively the "Lenders") as are, or may from time to time become, parties thereto and The Bank of Nova Scotia as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") for the Lenders, Merrill Lynch Capital Corporation as the syndication agent (together with any successor thereto in such capacity, the "Syndication Agent") and CIBC Oppenheimer Corp. as the documentation agent (together with any successor thereto in such capacity, the "Documentation Agent"), the Lenders have extended Commitments to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower; and

     WHEREAS, as a condition precedent to the effectiveness of the Credit Agreement, the Guarantors are required to execute and deliver this Completion Guaranty and certain subsidiaries of LCI (the "Subsidiary Guarantors") have agreed to fully and unconditionally guarantee the payment of LCI's obligations under this Completion Guaranty pursuant to a guaranty agreement of even date herewith (the "Subsidiary Guaranty"); and

     WHEREAS, the Guarantors have duly authorized the execution, delivery and performance of this Completion Guaranty and the Subsidiary Guarantors have duly authorized the execution, delivery and performance of the Subsidiary Guaranty; and

     WHEREAS, it is in the best interests of the Guarantors to execute this Completion Guaranty and the Subsidiary Guarantors to execute the Subsidiary Guaranty inasmuch as the Guarantors and the Subsidiary Guarantors will derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lenders pursuant to the Credit Agreement and the Letters of Credit issued for the account of the Borrower under the Credit Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans to the Borrower and to issue Letters of Credit for the account of the Borrower pursuant to the Credit Agreement, the Guarantors agree, for the benefit of the Administrative Agent, the Syndication Agent and each Lender, as follows:

1. Definitions. Terms defined in the Credit Agreement and not otherwise defined in this Completion Guaranty shall have the meanings ascribed to them in the Credit Agreement. For the purposes of Section 12(g) and Section 13 hereof, the terms set forth on Schedule 1 hereto shall have the meanings ascribed thereto on such Schedule. As used in this Completion Guaranty, the following terms shall have the meanings respectively set forth after each:

     "Accelerated Payment Amount" shall have the meaning ascribed to such term in the Keep-Well Agreement.

     "Advance" shall have the meaning ascribed to such term in the Disbursement Agreement.

     "Bankruptcy Code" shall mean Title 11 of the United States Code as amended from time to time.

     "Cash Equity Contributions" shall mean cash contributions by the Guarantors to the Borrower in exchange for preferred interests of Holdings.

     "Consolidated Intangibles": at a particular date, all assets of a Guarantor and its consolidated Subsidiaries, determined on a consolidated basis, that would, in conformity with GAAP, be classified as intangible assets, including, without limitation, unamortized debt discount and expense, unamortized organization and reorganization expense, costs in excess of the fair market value of acquired companies, patents, trade or service marks, franchises, trade names, goodwill and, from and after June 30, 1997, the amount of all write-ups in the book value of assets resulting from any revaluation thereof.

     "Consolidated Tangible Assets":  at a particular date, the amount equal to
     (a) the amount which would be included as assets on the consolidated balance sheet of a Guarantor and its consolidated Subsidiaries as at such date in accordance with GAAP minus (b) Consolidated Intangibles.

     "Dormant Subsidiary" means any Subsidiary of a Guarantor which has no operating assets or property and conducts no business.

     "Enforcement Costs" means all reasonable out-of-pocket costs and expenses of the Lenders in connection with the enforcement of the rights and remedies of the Lenders under this Completion Guaranty and any amendment, waiver or consent relating hereto including, without limitation, reasonable attorneys' fees and costs and expenses, court costs and filing fees in addition to all other amounts due hereunder whether or not such Enforcement Costs are incurred in one or more proceedings.

     "Existing Senior Debt" shall mean all principal, premium (if any), interest and other amounts owing from time to time under (i) the Note Agreements and
     (ii) the Facilities Agreement, in either case as amended, supplemented or refinanced, from time to time, provided that the aggregate principal amount of the Note Agreements and the Facilities Agreement shall not be greater than the sum of (A) the maximum aggregate principal amount which could be outstanding under the Facilities Agreement and the Note Agreements in accordance with their terms as at the date hereof plus (B) 25% of Consolidated Net Assets of LCI; provided further, that the aggregate principal amount of the Existing Senior Debt in excess of the maximum aggregate principal amount which could be outstanding under the Facilities Agreement and the Note Agreements in accordance with their terms as at the date hereof shall be excluded from the parenthetical phrase of Section 14(b) hereof.

     "Facilities Agreement" shall mean that certain L65,000,000 Facilities Agreement (originally dated 24th May 1994 as amended and restated) among, inter alia, LCI, various banks and National Westminster PLC (the predecessor-in-interest to The Bank of Nova Scotia) as arranger and agent, as in effect on the date hereof and as the same may be modified by amendments that would not, in the aggregate, have the effect of making LCI's obligations thereunder materially more onerous (it being understood and agreed that any amendment, supplement or modification (i) that increases the amount of the obligations of LCI thereunder, (ii) that would permit the lenders thereunder to declare a default if LCI made any Cash Equity Contribution required of the Guarantors hereunder or (iii) that would permit the lenders thereunder to declare a default if LCI made net payments (net of all reimbursements from the other Guarantors) of not more than 25% of any Accelerated Payment Amount required of the Sponsors under the Keep-Well Agreement, shall be deemed material).

     "GAAP" shall mean the generally accepted accounting principles as in effect from time to time in the United Kingdom with respect to LCI and in the United States with respect to the other Guarantors, as the case may be.

     "Guaranteed Obligations" means the obligations of the Guarantors under
     Section 2 of this Completion Guaranty.

     "Insolvency Proceeding" shall mean any case or proceeding, voluntary or involuntary, under the Bankruptcy Code, or any similar existing or future law of any jurisdiction, foreign, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors.

     "Leases" means, collectively, all agreements relating to the use, occupancy and possession of space with respect to the Main Project entered into by the Borrower and a tenant.

     "LSE" means the London Stock Exchange Limited.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of a Guarantor and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial conditions, assets or properties of a Guarantor and its Subsidiaries taken as a whole, or (b) the ability of a Guarantor to perform its Guaranteed Obligations or (c) the validity or enforceability of this Completion Guaranty.

     "Material Subsidiary" shall mean each of the Subsidiaries of LCI that are party to that certain Subsidiary Guaranty dated as of June 30, 1997 guaranteeing the obligations of LCI under the Note Agreements. Each Material Subsidiary of LCI as of the date hereof is listed on Schedule 2 hereof.

     "Note Agreements" shall mean the several identical Note Purchase Agreements dated as of June 30, 1997 among LCI and the purchasers named therein relating to LCI's $50,000,000 aggregate principal amount of 7.74% Guaranteed Senior Notes due 2004 and as the same may be modified by amendments that would not, in the aggregate, have the effect of making LCI's obligations thereunder materially more onerous (it being understood and agreed that any amendment, supplement or modification (i) that increases the amount of the obligations of LCI thereunder, (ii) that would permit the lenders thereunder to declare a default if LCI made any Cash Equity Contribution required of the Guarantors hereunder or (iii) that would permit the lenders thereunder to declare a default if LCI made net payments (net of all reimbursements from the other Guarantors) of not more than 25% of any Accelerated Payment Amount required of the Sponsors under the Keep-Well Agreement, shall be deemed material).

     "Wholly-Owned Subsidiary" shall mean, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Guarantors and such Guarantor's Wholly-Owned Subsidiaries at such time.

2. Guaranty of Completion and Performance. The Guarantors, jointly and severally, absolutely, unconditionally and irrevocably, on the terms and subject to the conditions set forth herein, guarantee to the Lenders:

     (i) that the Borrower shall (A) prosecute the Work and the construction of the Main Project to Final Completion with due diligence and continuity, in an expeditious and first-class workmanlike manner, (B) cause the Work and the construction of the Main Project to be performed and the Main Project to be constructed, equipped and completed in compliance with the Plans and Specifications in all material respects and in compliance in all material respects with the provisions of the Loan Documents, the other Operative Agreements, all Environmental Laws and all Legal Requirements, and (C) correct or cause to be corrected as soon as possible any material defect in the Main Project and the Work (including, without limitation, any material defect in workmanship or quality of construction or materials) or any material departure or variation from the Final Plans and Specifications not made pursuant to Change Orders approved in writing by the Administrative Agent, the Construction Consultant, the Architect of Record and any of the Governmental Instrumentalities whose approval is required; and

     (ii) that the Borrower shall punctually pay and discharge (A) any and all costs, expenses and liabilities incurred by the Borrower for or in connection with the Final Completion of the Work and the Main Project, (B) all claims and demands for labor, materials and services incurred by the Borrower for or in connection with the Final Completion of the Work and the Main Project which are or may become due and payable, or, if unpaid, are or may become Liens on the Site or any portion thereof owned by the Borrower,
     (C) all payments to be made for work to be performed by the Borrower under Leases or under the Operative Documents for Tenant Improvements, (D) Impositions and premiums for the insurance required by the Loan Documents prior to the Conversion Date, (E) all interest accruing on the Bank Credit Facility during construction and prior to the Final Completion of the Work and the Main Project, and (F) the obligations of the Borrower to keep the Bank Credit Facility In Balance; and

     (iii) that the Borrower shall complete the Work and construction of the Main Project Lien free and that the Main Project shall be and remain free and clear of all Liens arising from the furnishing of materials, labor or services for or in connection with the Work and the Main Project; and

     (iv) that the Borrower shall provide the expertise necessary to supervise construction of the Main Project and the Final Completion of the Work at no cost to the Lenders or the Administrative Agent; and

     (v) that in the event the Guarantors hereunder shall fail or refuse to pay or perform the Guaranteed Obligations under this Completion Guaranty, the Lenders may pay or perform or cause the payment and performance of the Guaranteed Obligations of the

     Guarantors hereunder in which case the Guarantors, upon demand by the Lenders, shall pay any and all costs, expenses and liabilities for such costs and expenses in connection with the Final Completion of the Main Project, or cause any Lien in connection with the Final Completion thereof or any claim or demand for the payment of the cost of the Final Completion of the Main Project to be bonded, discharged, released or paid, shall reimburse the Lenders for all sums paid and all costs, expenses or liabilities incurred by the Lenders in connection therewith; and

     (vi) that the Guarantors shall pay the Enforcement Costs.

3. Payment Provisions. All payments required to be made by the Guarantors pursuant to Section 2 shall be made subject to the following terms:

     (a)  The Guarantors shall make cash payments in the amounts required under
          Section 2 into an interest-bearing deposit account designated and controlled exclusively by the Disbursement Agent (the "Guaranty Deposit Account") in accordance with the Borrower Collateral Account Agreement in which the Disbursement Agent is hereby granted a security interest for the benefit of the Lenders. The Guaranty Deposit Account is intended to be a "deposit account" for the purposes of Nevada Revised Statutes ("NRS") 40.430.4(g) and Section 9301(g) of the California Uniform Commercial Code. Such funds shall be held in the Guaranty Deposit Account as additional collateral for the Obligations under the Credit Agreement and the other Loan Documents; provided that, if requested by the Guarantors, such funds shall be applied to payment of the Guaranteed Obligations.

     (b) The cash payments into the Guaranty Deposit Account and the funds therein are for the purpose of paying the Guaranteed Obligations under this Completion Guaranty and shall be free and clear of any third party claims thereto, including any claims by the Borrower as a third party beneficiary under this Completion Guaranty. The Guarantors and the Administrative Agent on behalf of the Lenders specifically agree that the Borrower is not an intended third party beneficiary to this Completion Guaranty and that the Borrower nor any other Person which is not party to this Completion Guaranty (other than successors and assigns of the Lenders, the Administrative Agent, the Documentation Agent and the Syndication Agent) has no rights under this Completion Guaranty.

4. Continuation of Guaranty. In the event that the Obligations of the Borrower under the Credit Agreement shall be accelerated pursuant to the provisions of Section 8.1 thereof, this Guaranty shall continue to be in full force and effect. Subject to the provisions of Section 10 hereof, upon the indefeasible payment and performance of the Guaranteed Obligations by the Guarantors, this Completion Guaranty shall terminate. All amounts received by the Administrative Agent hereunder shall be applied by it to the payment of the Guaranteed Obligations and in accordance with the Loan Documents.

5. Proof of Damages. If the Guarantors shall at any time or from time to time fail to perform or comply with any of the Guaranteed Obligations contained herein and if for any reason the Lenders have failed to receive when due and payable the payment of interest or any other amount payable by the Guarantors under this Completion Guaranty, then in each such case (i) it shall be assumed conclusively without necessity of proof that such failure by the Guarantors was the sole and direct cause of the Lenders failing to receive such payment when due ( to the extent of the failure of the Guarantors to perform the Guaranteed Obligations contained herein) irrespective of any other contributing or intervening cause whatsoever, and
     (ii) the Guarantors further irrevocably waive to the fullest extent permitted by law any right or defense the Guarantors may have to cause the Lenders to prove the cause or amount of such damages or to mitigate the same.

6. Rights of the Administrative Agent. Each Guarantor authorizes the Administrative Agent, on behalf of the Lenders, to perform any or all of the following acts at any time in their sole discretion, all without notice to the Guarantors and without affecting the payment and performance of the Guaranteed Obligations by the Guarantors:

     (a) The Administrative Agent and the Lenders may alter any terms of the Loan Documents to which the Guarantors are not a party, including renewing, compromising, extending, enforcing or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Loans or any part of them or increasing or decreasing the amount of the Loans or any other fees payable under the Loan Documents.

     (b) The Administrative Agent and the Lenders may take and hold security for the Loans, the Letters of Credit and the Borrower's other obligations under the Credit Agreement, the Sponsors' obligations under the Keep-Well Agreement and the Guaranteed Obligations under this Completion Guaranty, accept additional or substituted security for any of the foregoing, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

     (c) The Administrative Agent and the Lenders may direct the order and manner of any sale of all or any part of any security now or later to be held for the Loans, the Letters of Credit, this Completion Guaranty or any of the other Loan Documents, and may also bid at any such sale.

     (d) The Administrative Agent and the Lenders may apply any payments or recoveries from the Borrower, any Guarantor, any Sponsor or any other source, and any proceeds of any security, to the Borrower's obligations under the Loan Documents and/or the Guaranteed Obligations under this Completion Guaranty in such manner, order and priority as they may elect, whether or not those

          Guaranteed Obligations are supported by this Completion Guaranty or secured at the time of the application.

     (e) The Administrative Agent and the Lenders may release the Borrower of its liability for the Obligations under the Credit Agreement or any portion thereof.

     (f) The Administrative Agent and the Lenders may substitute, add or release any one or more Guarantors or endorsers.

     (g) In addition to the Obligations under the Credit Agreement, the Administrative Agent and the Lenders may extend other credit to the Borrower, its Affiliates and any of the Guarantors and any of the Sponsors or their respective Affiliates and may take and hold security for the credit so extended, all without affecting the Guarantors' liability under this Completion Guaranty.

     (h) The Administrative Agent and the Lenders may change the terms or conditions of disbursement of the Loans or the issuance of the Letters of Credit.

     (i) The Administrative Agent and the Lenders may advance additional funds to the Borrower for any purpose.

7. Completion Guaranty to be Absolute. The Guarantors expressly agree that for as long as the Credit Agreement remains in effect or any of the Obligations under the Credit Agreement remain outstanding, the Guarantors shall not be released from the Guaranteed Obligations hereunder by or because of:

     (a) Any act or event which might otherwise discharge, reduce, limit or modify the Guaranteed Obligations;

     (b) Any waiver, extension, modification, forbearance, delay or other act or omission of the Administrative Agent or the Lenders, or any failure to proceed promptly or otherwise as against the Borrower, any Sponsor, any Guarantor or any security;

     (c) Any action, omission or circumstance which might increase the likelihood that the Guarantors may be called upon to perform under this Completion Guaranty or which might affect the rights or remedies of the Guarantors as against the Borrower or any Guarantor; or

     (d) Any dealings occurring at any time between the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent or any Lender, whether relating to the Loans, the Letters of Credit or otherwise.

     The Guarantors hereby expressly waive and surrender any defense to their liability under this Completion Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Completion Guaranty that the Guaranteed Obligations shall be absolute and unconditional under any and all circumstances.

8.   Guarantors' Waivers.  The Guarantors waive:

     (a) All statutes of limitations as a defense to any action or proceeding brought against the Guarantors by the Administrative Agent or any Lender, to the fullest extent permitted by law;

     (b) Any right they may have to require the Administrative Agent or the Lenders to proceed against the Borrower or any of the Sponsors, proceed against or exhaust any security held from the Borrower or any of the Sponsors, or pursue any other remedy in their power to pursue;

     (c) Any defense based on any claim that the Guaranteed Obligations exceed or are more burdensome than those of the Borrower;

     (d) Any defense based on: (i) any legal disability of the Borrower, (ii) any release, discharge, modification, impairment or limitation of the liability of the Borrower and/or the Guarantors under the Loan Documents from any cause, whether consented to by the Administrative Agent or any Lender or arising by operation of law or from any Insolvency Proceeding, (iii) any rejection or disaffirmance of the Loans or any security held for the Loans, in any Insolvency Proceeding and (iv) the Guarantors' rights under NRS 104.3605, the Guarantors specifically agreeing that this clause (iv) shall constitute a waiver of discharge under NRS 104.3605;

     (e) Any defense based on any action taken or omitted (other than gross negligence or willful misconduct) by the Administrative Agent or any Lender in any Insolvency Proceeding involving the Borrower or any of the Sponsors, including any election to have a claim allowed as being secured, partially secured or unsecured, any extension of credit by the Administrative Agent or any Lender to the Borrower in any Insolvency Proceeding, and the taking and holding by the Administrative Agent or any Lender of any security for any such extension of credit;

     (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Completion Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind;

     (g) Any defense based on or arising out of any defense that the Borrower may have to the payment or performance of the Obligations under the Credit Agreement or any portion of such Obligations; and

     (h) Any defense or benefit based on NRS 40.430 and judicial decisions relating thereto and NRS 40.451 et seq. and judicial decisions relating thereto, the Guarantors agreeing that the waiver in this paragraph (h) is intended to take advantage of the two (2) waivers permitted by NRS 40.495 (1) and (2) to the maximum extent permitted.

9.   Waivers of Subrogation and Other Rights.

     (a) Upon the occurrence of any Event of Default, the Administrative Agent in its sole discretion, without prior notice to or consent of the Guarantors, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security for the Obligations under the Loan Documents, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Loans or any part thereof or any of the Letters of Credit or make any other accommodation with the Borrower or any Guarantor, or (iv) exercise any other remedy against the Borrower, any Guarantor or any security. No such action by the Administrative Agent or any Lender shall release or limit the liability of the Guarantors, who shall remain liable under this Completion Guaranty after the action, even if the effect of the action is to deprive the Guarantors of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from the Borrower for any sums paid to the Administrative Agent or the Lenders, whether contractual or arising by operation of law or otherwise. The Guarantors expressly waive any defenses or benefits that may be derived from NRS Section 40.451, et seq. and judicial decisions relating thereto, or comparable provisions of Nevada law which are comparable to California Civil Procedure Sections 580a, 580b, 580d, or 726 or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses they otherwise might or would have under Nevada law or other applicable law. The Guarantors expressly agree that under no circumstances shall they be deemed to have any right, title, interest or claim in or to any real or personal property to be held by the Administrative Agent or any Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Obligations under the Credit Agreement.

     (b) Regardless of whether the Guarantors may have made any payments to the Administrative Agent or any Lender, the Guarantors hereby waive: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from the Borrower for any sums paid to the Administrative Agent or any Lender, whether contractual or arising by operation of law (including the Bankruptcy Code) or otherwise, (ii) all rights to enforce any remedy that the

          Administrative Agent or any Lender may have against the Borrower or any other Person, and (iii) all rights to participate in any security now or later to be held by the Administrative Agent or any Lender for the Obligations under the Credit Agreement. The waivers given in this
          Section 9(b) shall be effective until the Loans and all other Obligations under the Credit Agreement have been indefeasibly paid and performed in full and all Commitments have been terminated.

     (c) The Guarantors understand and acknowledge that if the Administrative Agent or any Lender forecloses judicially or nonjudicially against any real property security for the Obligations under the Loan Documents, that foreclosure could impair or destroy any ability that the Guarantors may have to seek reimbursement, contribution or indemnification from the Borrower or others based on any right the Guarantors may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by the Guarantors under this Completion Guaranty. The Guarantors further understand and acknowledge that in the absence of this Section 9, such potential impairment or destruction of the Guarantors' rights, if any, may entitle the Guarantors to assert a defense to this Completion Guaranty. By executing this Completion Guaranty, the Guarantors freely, irrevocably and unconditionally: (i) waive and relinquish that defense and agree that the Guarantors will be fully liable under this Completion Guaranty even though the Administrative Agent of the Lenders may foreclose judicially or nonjudicially against any real property security for the Obligations under the Loan Documents; (ii) agree that the Guarantors will not assert that defense in any action or proceeding which the Administrative Agent or the Lenders may commence to enforce this Completion Guaranty; and (iii) acknowledge and agree that the Administrative Agent and the Lenders are relying on this waiver in making the Loans and issuing the Letters of Credit, and that this waiver is a material part of the consideration which they are receiving for making the Loans and issuing the Letters of Credit.

10. Revival and Reinstatement. If the Lenders are required to pay, return or restore to any of the Guarantors any amounts previously paid with respect to the Guaranteed Obligations because of any Insolvency Proceeding of any of the Guarantors, any stop notice or any other reason, to the extent that the source of such payment was a Cash Equity Contribution from the Guarantors or the payment of the Accelerated Payment Amount by the Guarantors pursuant to this Completion Guaranty, the Guaranteed Obligations shall be reinstated and revived and the rights of the Administrative Agent and the Lenders shall continue with regard to such amounts, as though they had never been paid.

11. Representations and Warranties. Each Guarantor hereby represents and warrants unto the Administrative Agent and each Lender as follows:

     (a) The most recent audited consolidated balance sheet of LCI and ABH and their respective consolidated Subsidiaries (in the case of ABH, as of December 31, 1996 and in the case of LCI, as of March 30, 1997) and the related consolidated statements of earnings and stockholders' equity (or profit and loss in the case of LCI) and of cash flows for the fiscal year ended on such date, reported on by such Guarantor's independent public accountants, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly (or give a true and fair view of in the case of LCI) the consolidated financial condition of such Guarantor and its consolidated Subsidiaries as at such date, and the results of their operations (or consolidated profit and loss in the case of LCI) and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of such Guarantor and its consolidated Subsidiaries as at September 30, 1997 and the related unaudited consolidated statements of earnings and of cash flows for the nine-month period (or, in the case of LCI, six month period) ended on such date, certified by an Authorized Representative of such Guarantor, are complete and correct and present fairly (or give a true and fair view of in the case of LCI) the consolidated financial condition of such Guarantor and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period (or, in the case of LCI, six-month period) then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Authorized Representative, as the case may be, and as disclosed therein).

     (b) Since December 31, 1996, in the case of ABH and since March 30, 1997 in the case of the Trust, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

     (c) Each of such Guarantor and its Subsidiaries (a) is duly organized, and, to the extent applicable, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) to the extent applicable, is duly qualified as a foreign corporation or company or trust and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all material Requirements of Law except where failure to comply with any of the foregoing could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

     (d) Each of such Guarantors has the corporate or other power and authority, and the legal right, to make, deliver and perform this Completion Guaranty and to provide the undertakings hereunder and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Completion Guaranty. No consent or authorization of, filing with or other act by or in respect of, any Governmental Instrumentality or any other Person is required to be obtained or made, as the case may be, by such Guarantor in connection with this Completion Guaranty or with the execution, delivery, performance, validity or enforceability of this Completion Guaranty by or against such Guarantor, except as has been obtained and remains in full force and effect on the date hereof. This Completion Guaranty has been duly executed and delivered on behalf of such Guarantor. This Completion Guaranty constitutes a legal, valid and binding obligation of such Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (e) Each Subsidiary Guarantor has the corporate power and authority, and the legal right, to make, deliver and perform the Subsidiary Guaranty and to provide the undertakings thereunder and has taken all necessary corporate action to authorize the execution, delivery and performance of the Subsidiary Guaranty. No consent or authorization of, filing with or other act by or in respect of, any Governmental Instrumentality or any other Person is required to be obtained or made, as the case may be, by such Subsidiary Guarantor in connection with the Subsidiary Guaranty or with the execution, delivery, performance, validity or enforceability of the Subsidiary Guaranty by or against such Subsidiary Guarantor, except as has been obtained and remains in full force and effect on the date hereof. The Subsidiary Guaranty has been duly executed and delivered on behalf of each Subsidiary Guarantor. The Subsidiary Guaranty constitutes a legal, valid and binding obligation of each Subsidiary Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (f) The execution, delivery and performance of this Completion Guaranty by the Guarantors and the execution, delivery and performance by the Subsidiary Guarantors of the Subsidiary Guaranty will not (i) violate any Legal Requirement or contractual obligation of such Guarantor or Subsidiary Guarantor, (ii) result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Legal Requirement or contractual obligation or
          (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Instrumentality applicable to such Guarantor or Subsidiary Guarantor.

     (g) Schedule 3 contains (except as noted therein) complete and correct lists of each of LCI's and ABH's Subsidiaries (other than Dormant Subsidiaries), showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by such Guarantor and each other Subsidiary of such Guarantor. All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 3 as being owned by such Guarantor and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by such Guarantor or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 3). Each Subsidiary identified in Schedule 3 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, debt service capacity, property or financial condition, operations or prospects of such Subsidiary. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. No Subsidiary identified in
          Schedule 3 is a party to, or otherwise subject to any legal restriction or any agreement (other than this Completion Guaranty, the agreements listed on Schedule 3 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to its Guarantor parent or any of such Guarantor's Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

     (h) Except as disclosed in Schedule 4 there are no actions, suits or proceedings pending or, to the knowledge of any Guarantor, threatened against or affecting such Guarantor or any Subsidiary or any property of such Guarantor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Instrumentality that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Neither any Guarantor nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Instrumentality or is in violation of any applicable law, ordinance, rule or regulation (including without limitation

          Environmental Laws) of any Governmental Instrumentality, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (i) Except as disclosed in Schedule 3-A, each Guarantor and its Subsidiaries have filed all material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the non-payment of which could not reasonably be expected to have a Material Adverse Effect or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Guarantor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. Each Guarantor knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of each Guarantor and its Subsidiaries in respect of governmental or other taxes for all fiscal periods are adequate.

     (j) Each Guarantor and its Subsidiaries have adequate and appropriate insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance) to the extent this is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, except where the failure to so maintain insurance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (k) Each of LCI, ABH and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in clause (a) hereof or purported to have been acquired by such Guarantor or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Completion Guaranty. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

     (l)  Except as disclosed in Schedule 5,

          (i) each Guarantor and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (ii) to the best knowledge of each Guarantor, no product or such Guarantor infringes in any material respect on any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

         (iii) to the best knowledge of each Guarantor, there is no Material violation by any Person of any right of such Guarantor or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by such Guarantor or any of its Subsidiaries.

     (m) Except as described therein, Schedule 6 sets forth a complete and correct list of all outstanding Indebtedness of each of LCI and ABH and its Subsidiaries as of September 30, 1997, since which date there has been no Material changes in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of such Guarantor or its Subsidiaries. Neither any such Guarantor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of such Guarantor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any such Guarantor or any Subsidiary in an aggregate principal amount in excess of $1,500,000 that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. Except as disclosed in Schedule 6, neither any such Guarantor nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 14(a).

     (n) Neither any Guarantor nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or the Federal Power Act, as amended.

     (o) Neither any Guarantor nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against such Guarantor or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

     (p) Each Guarantor's ownership interest in the Borrower as of the date hereof is set forth on Schedule 7.

     (q) LCI has delivered to the Administrative Agent true, correct and complete copies of all material documents, instruments, opinions and certificates with respect to the Existing Senior Debt.

12. Affirmative Covenants. Until all of the Guaranteed Obligations have been indefeasibly paid and performed, each Guarantor agrees as follows:

     (a) LCI shall furnish to the Administrative Agent the documentation required to be delivered pursuant to Section 12.1(i) and (ii)(a), (b),
          (c), (d) and (e) of the LCI Facilities Agreement, or the comparable provisions of any facilities agreement executed in substitution of, or as a replacement of, the LCI Facilities Agreement.

     (b)  (i) ABH shall furnish to the Administrative Agent:

          (A) as soon as available, but in any event within 120 days after the end of each fiscal year of such Guarantor, a copy of the consolidated and consolidating balance sheet of such Guarantor and its consolidated Subsidiaries as at the end of such year and the related consolidated and consolidating statements of earnings and stockholders' equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by an independent certified public accountants of nationally recognized standing; and

          (B) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of such Guarantor, (A) the unaudited consolidated and consolidating balance sheet of such Guarantor and its consolidated Subsidiaries as at the end of such quarter and in comparative form the figures for the end of the previous fiscal year, (B) the unaudited consolidated and consolidating statement of earnings of such Guarantor and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, and in comparative form the figures for the previous year and (C) the consolidated and consolidating statement of cash flows of such Guarantor and its consolidated Subsidiaries for the portion of the fiscal year through the end of such quarter, and in comparative form the figures for the previous year, certified by an Authorized Representative of such Guarantor as being fairly stated in all material respects when considered in relation to the consolidated and consolidating financial statements of such

               Guarantor and its consolidated Subsidiaries (subject to normal year-end audit adjustments);

          all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          (ii) The Trust shall furnish the Administrative Agent with all financial information, certificates, reports, and disclosures that the Trust is providing to any other creditor in connection with the Main Project, the Mall Project, and/or the Music Project at such time as such information is made available to such creditor.

     (c) LCI shall furnish to the Administrative Agent, concurrently with the delivery of the financial statements described in clause (a) above, a certificate of an Authorized Representative of LCI showing in reasonable detail the calculations demonstrating compliance with
          Section 12(g) of this Completion Guaranty for the fiscal period ending on such date. Each Guarantor shall furnish to the Administrative Agent within thirty days after the same are sent, copies of all financial statements and reports which such Guarantor sends to its stockholders, and within thirty days after the same are filed, copies of all financial statements and reports which such Guarantor may make to, or file with, the LSE, the Securities and Exchange Commission or any successor or analogous Governmental Instrumentality. Each Guarantor shall furnish to the Administrative Agent with reasonable promptness, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

     (d) ABH and LCI shall keep true and correct books of records and account in conformity with GAAP and all Requirements of Law; and permit the Administrative Agent:

               (i) No Event of Default -- if no Event of Default then exists, at the expense of such Administrative Agent and upon reasonable prior notice to such Guarantor, to visit the principal executive office of such Guarantor and to discuss the affairs, finances and accounts of such Guarantor and its Subsidiaries with such Guarantor's officers, all at such reasonable times and as often as may be reasonably requested in writing; and

             (ii) Event of Default -- if an Event of Default then exists, at the expense of such Guarantor to visit and inspect any of the offices of properties of such Guarantor or any Subsidiary, to examine their respective books and records and to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants, all at such reasonable times and as often as may be requested.

          A Guarantor shall not be under any obligation under this Completion Guaranty to provide information pursuant to the last sentence of
          Section 12(c) or pursuant to this Section 12(d) if (i) disclosure of such information, on the written advice of such Guarantor's counsel provided to such Guarantor, would be prohibited by law or by decree of any Governmental Instrumentality or arbitral body or by the terms of any obligation of confidentiality contained in any agreement binding upon such Guarantor and not entered into in contemplation of this
          Section 12(d) or (ii) such information relates to the identity or personal details of any of the customers or clients of LCI or any of its Subsidiaries.

          In addition, LCI shall not be under any obligation under this Completion Guaranty to provide information pursuant to the last sentence of Section 12(c) or pursuant to Section 12(d) if LCI has been advised in writing by an investment or merchant bank in London, that the requested disclosure to the Administrative Agent or any Lender would require LCI to make public disclosure of such information to comply with its continuing obligations under the rules of the LSE or would otherwise be prohibited by such rules. If the Administrative Agent shall contest such written advice from the investment or merchant bank by itself providing advice in writing to the contrary from an investment or merchant bank in London, then LCI will obtain advice in writing from a senior official of the LSE as to whether the requested disclosure would require LCI to make public disclosure of such information to comply with any of such obligations or would otherwise be prohibited as aforesaid. Before seeking such advice from the LSE (either directly or through its listing sponsor), LCI will consult with the Administrative Agent and submit to the LSE such factual submissions and other representations that the Administrative Agent may provide to LCI for such purpose. The written advice of such senior official shall be conclusive as to the disclosure in question.

     (e) Each of LCI and ABH shall promptly give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

          (i) any breach by such Guarantor of any of the Guaranteed Obligations hereunder or with respect to Existing Senior Debt;

         (ii) any (a) default or event of default under any contractual obligation of such Guarantor or any of its Subsidiaries or (b) litigation, investigation or proceeding which may exist at any time between such Guarantor or any of its Subsidiaries and any Governmental Instrumentality, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

         (iii) any material litigation or proceeding affecting such Guarantor or any of its Subsidiaries; and

          (iv) any development or other event which could reasonably be expected to have a Material Adverse Effect.

          Each notice pursuant to this clause (e) shall be accompanied by a statement of a Authorized Representative of such Guarantor setting forth details of the occurrence referred to therein and stating what action such Guarantor or any of its Subsidiaries propose to take with respect thereto.

     (f) Each of ABH and LCI shall, in the aggregate, continue to own, directly or through one or more wholly-owned Subsidiaries, free of any Lien other than Liens in favor of the Administrative Agent and the Lenders, the same aggregate percentage of the capital stock of the Borrower as set forth on Schedule 7 hereof, subject to adjustment as provided in clause (k) in the definition of "Change in Control" in the Credit Agreement.

     (g)  LCI covenants and agrees that

          (i) the ratio of Group Operating Profit to Net Interest Payable in respect of each 12 month period ending on the last day of each financial year and financial half year of the Group shall not be less than 2.5:1;

         (ii) the ratio of Consolidated Net Borrowings to Consolidated Net Worth shall not at any time exceed 1.5:1; and

        (iii) Consolidated Net Worth shall at all times be greater than L95,000,000,

          and that the finance director of LCI for the time being shall certify compliance or, as the case may be, non-compliance by LCI and the Group with each of the provisions referred to in paragraphs (i), (ii) and
          (iii) above at the same time as LCI shall furnish to the Administrative Agent the financial statements referred to in
          Section 12(a) provided that following receipt of any such certificate the Administrative Agent may in its absolute discretion require LCI to instruct its auditors for the time being to certify compliance or, as the case may be, non-compliance by LCI and the Group with each of the provisions referred to in paragraphs (i), (ii) and (iii) above and further that in the event of any changes in any of the accounting principles and bases upon which any of such financial statements are prepared, the financial covenants set out in this sub-clause shall be adjusted or otherwise amended so as to ensure that or, as nearly as possible that, following such changes the obligations, limitations and restrictions contained in such covenants shall, mutatis mutandis, have the same effect as if such changes had not been made and that the Administrative Agent shall be provided with all appropriate information and details that it may request in connection with such adjustments or amendments.

     (h) Each of ABH and LCI will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (i) Each Guarantor will and will cause each of its Subsidiaries to maintain, with institutions it reasonably believes to be financially sound insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or similar business and similarly situated.

     (j) Each Guarantor will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in reasonably good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent a Guarantor from discontinuing the operation and maintenance of or the liquidation of any Dormant Subsidiary and shall not prevent a Guarantor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and such Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (k) Each Guarantor will and will cause each of its Subsidiaries to file all material tax returns required to be filed in any jurisdiction and to pay and discharge all taxes, assessments, governmental charges, or levies shown to be due and payable on such returns and all other taxes imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Guarantor or any Subsidiary, provided that neither a Guarantor nor any Subsidiary need to pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by such Guarantor or such Subsidiary on a timely basis in good faith in appropriate proceedings and such Guarantor or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Guarantor or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

     (l) Each Guarantor will at all times preserve and keep in full force and effect its corporate or other existence. Except as allowed under the Note Agreements, each of ABH and LCI will at all times preserve and keep in full force and effect the corporate or other existence of each of its Subsidiaries (other than Dormant Subsidiaries or unless merged into such Guarantor or a Subsidiary) and all licenses, consents, certificates and authorizations of such Guarantor and its Subsidiaries unless, in the good faith judgment of such Guarantor, the termination of or failure to preserve and keep in full force and effect such corporate or other existence, licenses, consents, certificates and authorizations could not, individually or in the aggregate, have a Material Adverse Effect.

     (m) Each Guarantor will, and will cause each of its Subsidiaries to, keep proper books of record and account in accordance with GAAP as applied in the jurisdiction of its incorporation as such Guarantor may deem appropriate from time to time.

     (n) Neither ABH or LCI nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by such Guarantor and its Subsidiaries would be materially changed from the general nature of the business engaged in by such Guarantor and its Subsidiaries as of the date hereof.

     (o) Promptly upon the determination that any Subsidiary of LCI has become a Material Subsidiary, LCI shall cause such Subsidiary to execute and deliver a joinder agreement for the Subsidiary Guaranty pursuant to which such Subsidiary shall become a party thereto and Subsidiary Guarantor thereunder.

     (p) The Trust covenants and agrees that the Trust will maintain a minimum fair market value of assets less liabilities of $100,000,000.

13. Consequences of Specified Events. If at any time prior to the indefeasible payment and performance of the Guaranteed Obligations (each of the following, a "Specified Event"),

     (a) LCI shall at any time fail to comply with the covenants set forth in Sections 12(f), 12(g), 12(o) or 14 hereof and to the extent such non-compliance is capable of being cured, such non-compliance shall not have been cured within twenty-five (25) days; or

     (b) any borrowed money for a sum in excess of L2,500,000 or the equivalent thereof in any other currency of LCI or any Material Subsidiary shall by reason of breach or default become due and payable prior to its stated maturity or due date therefor or if any such borrowed money is not paid at the maturity thereof or due date therefor (or within any originally stated applicable grace period therefor) or, if payable on demand, is not paid on demand; or

     (c) LCI or any Material Subsidiary becomes insolvent or applies for or consents to or suffers the appointment of a liquidator, receiver, administrative receiver, administrator, guardian, encumbrancer, trustee in bankruptcy or similar official of the whole or any substantial part of its respective assets, business, property, revenues or undertaking (other than in any of such cases (except for the appointment of any administrator) for the purposes of a solvent reconstruction or amalgamation the terms of which have previously been approved by the Required Lenders) LCI or any Material Subsidiary takes any proceedings under any law for adjustment, deferment or rescheduling of its Indebtedness or any part thereof or makes or enters or any proposal is made to make or enter into a general assignment or arrangement (including, without limitation, any voluntary arrangement under part I of the Insolvency Act 1986) or composition with or for the benefit of its creditors or a moratorium shall be declared on any of its Indebtedness or any part thereof or any creditor of LCI or any Material Subsidiary exercises a contractual right to take over the financial management of LCI or any Material Subsidiary or LCI or any Material Subsidiary is deemed or shall become unable to pay its debts as defined in Section 123 Insolvency Act 1986 or LCI or any Material Subsidiary fails generally to pay its debts as and when they fall due or if the equivalent of any of the foregoing shall occur in relation to LCI or any Material Subsidiary under the laws of any jurisdiction to which it or any of its rights, property or assets are subject; or

     (d) a petition is presented (but only if such petition remains undischarged 90 days after presentation thereof) or a meeting is convened or an order is made or resolution is passed for or other action or proceedings or steps are taken with a view to the appointment of an administrator, winding-up, liquidation or dissolution of LCI or any Material Subsidiary or if the equivalent of any of the foregoing shall occur in relation to LCI or any Material Subsidiary under the laws of any jurisdiction to which it or any of its rights, property or assets are subject (other than in any of such cases (except for the appointment of any administrator) for the purposes of the winding up of a dormant member of the Group or a solvent reconstruction or amalgamation, in each case the terms of which have previously been approved by the Required Lenders), or LCI or any Material Subsidiary stops or threatens to stop payments generally or ceases or threatens to cease to carry on its business or a substantial part thereof or LCI or any Material Subsidiary merges, consolidates or amalgamates with or into any other company, corporation or entity in a transaction not otherwise permitted under the Facilities Agreement; or

     (e) a distress, execution or other legal process is levied against any of the assets of LCI or any Material Subsidiary and is not discharged or paid out within 90 days, except where such distress, execution or other legal process is in the reasonable opinion of the Required Lenders being contested in good faith by LCI or the relevant Material Subsidiary or any analogous proceedings shall be commenced against LCI or any Material Subsidiary or its assets under the laws of any other jurisdiction; or

     (f) an encumbrancer takes possession or a receiver or an administrative receiver is appointed of the whole or any substantial part of the assets or undertaking of LCI or any Material Subsidiary or any analogous action shall be taken against LCI or any Material Subsidiary or its assets or undertaking under the laws of any jurisdiction;

     then, not later than five (5) days after such Specified Event, at the option of the Required Lenders, the provisions of Section 17 shall apply.

14. Negative Covenants. At all times prior to indefeasible payment and performance of the Guaranteed Obligations by the Guarantors hereunder,

     (a) Each of ABH and LCI will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset except:

           (i)  Liens securing Existing Senior Debt;

          (ii) any Lien arising by operation of law which secures amounts not more than 45 days overdue or, if so overdue, are being contested on a timely basis in good faith and in appropriate proceedings;

         (iii) any Lien imposed on a Guarantor or any of its Subsidiaries in relation to its purchase of goods, products or supplies in the ordinary course of business;

          (iv) any rights of set-off in the normal course of trading or of any bank or financial institution or combination of accounts arising in favor of such bank or financial institution as a result of the day-to-day operation of banking arrangements, including without limitation, rights of set-off granted to such bank or financial institution in respect of the issuance of letters of credit, or as a result of any currency or interest rate hedging operations carried out in the ordinary course of business, in each case, provided that there is no agreement to confer a security interest;

          (v) statutory Liens of landlords, Liens over goods or documents of title arising in the ordinary course of documentary credit transactions and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business;

          (vi) Liens for taxes, assessments or other governmental charges which are not yet due and payable or the payment of which is not at the time required by Note Agreements;

          (vii) Liens incurred or deposits made in the ordinary course of business (A) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (B) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than capital leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

          (viii) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of business of a Guarantor and its Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

          (ix) any Lien renewing, extending or refunding any Lien permitted by clause (i), provided that (A) the principal amount of Indebtedness secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (B) such Lien is not extended to any other property and (C) immediately after such extension, renewal or refunding no Specified Event would exist;

          (x) any Lien securing the obligations of LCI under the Credit Facility and the obligations of any Subsidiary Guarantor under any Subsidiary Guarantee;

          (xi) any Lien not otherwise permitted by clauses (i) through (x) above, provided that on the date any Indebtedness secured by any such Lien, is created, incurred, assumed or guaranteed by such Guarantor or any Subsidiary, and immediately after giving effect thereto and to the concurrent retirement of any other Indebtedness, the sum of (A) the aggregate principal amount of all Indebtedness secured by Liens pursuant to this clause (xi) plus (B) all unsecured Indebtedness of such Guarantor and its Subsidiaries (excluding any unsecured Existing Senior Debt) that is senior in any respect in right of payment to the obligations of such Guarantor hereunder, does not exceed 25% of the Consolidated Tangible Assets of such Guarantor as of such date; and

          (xii)  any Lien set forth on Schedule 3, in the case of ABH.

     (b) Each of ABH and LCI will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or suffer to exist any secured or unsecured Indebtedness (excluding (A) any Indebtedness secured by Liens pursuant to clauses (i) through (x) of Section 14(a) hereof and (B) any unsecured Existing Senior Debt but including an Indebtedness secured by Liens pursuant to clause
          (xi) of Section 14(a) hereof) if the aggregate amount of all such Indebtedness described in this clause (b) would exceed 25% of the Consolidated Tangible Assets of such Guarantor as of such date.

     (c) In the case of ABH only, declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of interests (now or hereafter outstanding) of such Sponsor or on any warrants, options or other rights with respect to any class of interests (now or hereafter outstanding) of such Sponsor (other than dividends or distributions payable in its common interests or warrants to purchase its common interests or splitups or reclassifications of its interests into additional or other interests) or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of interests (now or hereafter outstanding) of such Sponsor, or warrants, options or other rights with respect to any shares of any class of interests (now or hereafter outstanding) of such Sponsor.

15.  Payments Free and Clear of Taxes, etc.  Each Guarantor hereby agrees that:

     (a) All payments by such Guarantor hereunder to the Borrower or to a Lender shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by any Lender's net income or receipts (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by a Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then such Guarantor will

          (i) pay directly to the relevant authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Borrower or such Lender an official receipt or other documentation satisfactory to the Borrower or such Lender evidencing such payment to such authority; and

          (iii) pay to the Borrower or such Lender such additional amount or amounts ("Additional Amounts") as is necessary to ensure that the net amount actually received by the Borrower or such Lender will equal the full amount the Borrower or such Lender would have received had no such withholding or deduction been required.

          Moreover, if any Taxes are directly asserted against the Borrower or any such Lender with respect to any payment received by the Borrower or such Lender hereunder, the Borrower or such Lender may pay such Taxes and the Guarantor will promptly pay such Additional Amounts (including any penalties, interest or expenses ) as is necessary in order that the net amount received by the Borrower or such Lender after the payment of such Taxes (including any Taxes on such Additional Amounts) shall equal the amount the Borrower or such Lender would have received had not such Taxes been asserted.

          Upon the request of any Guarantor, each Lender that is organized under the laws of a jurisdiction other than the United States or a State thereof (for purposes of this paragraph (k), a "Non-U.S. Lender") shall, prior to the date on which any payment is made hereunder (or in the case of a Lender that becomes a party to the Credit Agreement pursuant to Section 4.11 of the Credit Agreement or any Assignee Lender, before it becomes a party hereto) (i) execute and deliver to each Guarantor and the Administrative Agent one or more (as the Guarantors or the Administrative Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, certifying in each case that such Lender or Assignee Lender is entitled to receive payments under this Completion Guaranty without deduction or withholding of any United States federal income taxes, and an applicable Internal Revenue Service Form W-8 or Form W-9 or successor applicable form (if required by law), as the case may be, to establish an exemption from United States backup withholding tax or
          (ii) if
          such Non-U.S. Lender is not a "bank" or other person described in
          Section 881 (c) (3) of the Code and cannot deliver either Form 4224 or Form 1001 pursuant to clause (a) above, execute and deliver to each Guarantor and the Administrative Agent one or more (as the Guarantors or the Administrative Agent may reasonably request) copies of the Tax Certificate, Form W-8 (or any successor form) and any other certificate or statement of exemption required under the Code or Treasury Regulations issued thereunder, appropriately completed, certifying that such Lender or Assignee Lender is entitled to receive payments under this Completion Guaranty without deduction or withholding of United States federal income tax and establishing an exemption from United States backup withholding tax. All Lenders other than Non-U.S. Lenders shall, prior to the date on which any payment is made hereunder (or in the case of a Lender that becomes a party to the Credit Agreement pursuant to Section 4.11 of the Credit Agreement or is an Assignee Lender, before such Lender becomes a party hereto) execute and deliver to the Borrower and the Administrative Agent one or more copies (as the Borrower or Administrative Agent may reasonably request) of United States Internal Revenue Form W-9 or successor applicable form (if required by law), as the case may be, to establish exemption from United States backup withholding tax.

          Each Lender which undertakes to deliver to the Guarantors or the Administrative Agent a Tax Certificate, a Form 4224, Form 1001, Form W-8 or Form W-9 pursuant to the preceding paragraph shall further undertake to deliver to the Guarantors and the Administrative Agent two further copies of said Tax Certificate, Form 4224, Form 1001, Form W-8 or Form W-9 (if required by law), or successor applicable forms, or other manner of certification, as the case may be, on or before the date that such form expires or becomes obsolete or after the occurrence of an event requiring a change in the most recent form delivered by it to the Guarantors and the Administrative Agent, and such extensions or renewals thereof as may be reasonably requested by the Guarantors or Administrative Agent, certifying in the case of a Tax Certificate, Form 4224 or Form 1001 that such Lender is entitled to receive payments under this Completion Guaranty without deduction or withholding of any United States federal income taxes, unless in any case an event (including any change in treaty, law or regulation) has occurred prior to the date on which such delivery would otherwise be required which renders all forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Guarantors and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax, and in the case of a Form W-8 or Form W-9, establishing an exemption from backup withholding.

     (b) If the Guarantor fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Borrower or any Lender the required receipts or other required documentary evidence, the Guarantor shall indemnify the Borrower or such Lender for any incremental Taxes, interest or penalties that may become payable by the Borrower or such Lender as a result of any such failure.

     (c) In the event that an Additional Amount is paid by a Guarantor for the account of any Lender and such Lender is entitled to a refund of the Tax (a "Tax Refund") to which such payment is attributable, then such Lender shall take all reasonable steps which are necessary to obtain such Tax Refund, including filings such forms, certificates, documents, applications or returns as may be required to obtain such Tax Refund. If such Lender subsequently receives such a Tax Refund, and such Lender is readily able to identify the Tax Refund as being attributable to the Tax with respect to which the Additional Amount was made, then such Lender shall reimburse such Guarantor such amount as such Lender shall determine acting in good faith to be the proportion of the Tax Refund, together with any interest received thereon, attributable to such Additional Amount as will leave such Lender after the reimbursement (including such interest) in no better or worse position than it would have been if the Additional Amount had not been required.

     (d) Without prejudice to the survival of any other agreement of the Guarantors hereunder, the agreements and obligations of the Guarantors contained in this Section 15 shall survive the payment in full of the principal of and interest on the Loans.

16.  Judgment.  Each Guarantor hereby agrees that:

     (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder in United States Dollars into another currency, such Guarantor agrees, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase United States Dollars with such other currency on the Business Day preceding that on which final judgment is given.

     (b) The obligation of each Guarantor in respect of any sum due from it to any Lender hereunder shall, notwithstanding any judgment in a currency other than United States Dollars, be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in such other currency such Lender may, in accordance with normal banking procedures, purchase United States Dollars with such other currency; in the event that the United States Dollars so purchased are less that the sum originally due to such Lender in United States Dollars, the Guarantor, as a separate obligation and notwithstanding any such judgment, shall indemnify and hold harmless such Lender and such holder against such loss, and if the United States Dollars so purchased exceed the sum originally due to such Lender in United States Dollars, such Lender shall remit to such Guarantor such excess.

17. Breaches by Any Guarantor. If, at any time prior to the indefeasible payment and performance of the Guaranteed Obligations by the Guarantors hereunder, any of the Guarantors breaches the Guaranteed Obligations (after the expiration of applicable grace, notice and/or cure periods), then, at the option of the Required Lenders, an Event of Default shall exist under this Completion Guaranty and the other Loan Documents and the Lenders, without any further notice to any of the Guarantors or any other Person, shall be entitled to exercise all rights and remedies available hereunder, under the other Loan Documents and at law and equity; provided, however, the Lenders may, at their option, commence collection proceedings against one or more of the Guarantors without declaring an Event of Default under the other Loan Documents.

18.  Miscellaneous Provisions.

     (a) This Completion Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

     (b) This Completion Guaranty shall be binding upon the Guarantors and their permitted successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Administrative Agent and each Lender and their respective successors, transferees and assigns; provided, however, that the Guarantors may not assign any of their Guaranteed Obligations hereunder without the prior written consent of the Required Lenders.

     (c) No amendment to or waiver of any provision of this Completion Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (d) All notices and other communications provided to any party hereto under this Completion Guaranty shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. All such notices and communications shall be deemed to have been properly given if (x) hand delivered with receipt acknowledged by the recipient; (y) if mailed, upon the fifth Business Day after the date on which it is deposited in registered or certified mail, postage prepaid, return receipt requested or (z) if by Federal Express or other nationally-recognized express courier service with instructions to deliver on the following Business Day, on the next Business Day after delivery to such express courier service. Notices and other communications may also be properly given by facsimile but shall be deemed to be received upon automatic facsimile confirmation of receipt thereof by the intended recipient machine therefor with the original of such notice or communication to be given in the manner provided in the second sentence of this Section; provided, however, that the failure to deliver a copy in accordance with the second sentence of this paragraph (d) shall not invalidate the effectiveness of such facsimile notice. The address information for the parties is set forth below:

If to the Administrative Agent:    The Bank of Nova Scotia
                                   580 California Street, 21st Floor
                                   San Francisco, CA 94104
                                   Attn:  Alan W. Pendergast
                                   Telephone No.:      (415) 986-1100
                                   Facsimile No.:      (415) 397-0791

If to the Trust:                   c/o Aladdin Holdings
                                   280 Park Avenue
                                   38th Floor
                                   New York, New York 10017
                                   Attn: Ronald Dictrow
                                   Telephone No.:      (212) 661-0700
                                   Facsimile No.:      (212) 661-0844

If to ABH:                         Aladdin Bazaar Holdings, LLC
                                   831 Pilot Road
                                   Las Vegas, Nevada 89119
                                   Attn: Jack Sommer
                                   Telephone No.:      (702) 736-7114
                                   Facsimile No.:      (702) 736-7107

If to LCI:                         London Clubs International, plc
                                   10 Brick Street
                                   London W1Y 8HO, England
                                   Attn: Linda M. Lillis
                                   Telephone No.:      011-44-171-518-0000
                                   Facsimile No.:      011-44-171-493-6981

                                          31


with a copy to:                    Ohrenstein & Brown, LLP
                                   230 Park Avenue
                                   New York, New York 10169
                                   Attn: Peter J. Kiernan, Esq.
                                   Telephone No.:      (212)- 682-4500
                                   Facsimile No.:      (212)- 557-0910

and:                               Lionel, Sawyer & Collins
                                   300 South 4th Street
                                   Suite 1700
                                   Las Vegas, Nevada 89101
                                   Attn: Greg Giordano, Esq.
                                   Telephone No.:      (702)-383-8888
                                   Facsimile No.:      (702)-383-8845


     (e) No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     (f) Section captions used in this Completion Guaranty are for convenience of reference only, and shall not affect the construction of this Completion Guaranty.

     (g) Wherever possible each provision of this Completion Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Completion Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Completion Guaranty.

     (h) THIS COMPLETION GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS COMPLETION GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR COMPLETION GUARANTIES, WRITTEN OR ORAL, WITH RESPECT HERETO.

     (i) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS COMPLETION GUARANTY, OR

          ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS OR THE GUARANTORS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN THE CITY OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREE TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GUARANTORS HEREBY IRREVOCABLY APPOINT CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, UNITED STATES, AS THEIR AGENT TO RECEIVE, ON THE GUARANTORS' BEHALF AND ON BEHALF OF THE GUARANTORS' PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE GUARANTORS IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE GUARANTORS HEREBY IRREVOCABLY AUTHORIZE AND DIRECT THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON THEIR BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE GUARANTORS FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GUARANTORS HEREBY EXPRESSLY AND IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTORS HAVE OR HEREAFTER MAY ACQUIRE ANY

          IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO THEMSELVES OR THEIR PROPERTY, THE GUARANTORS HEREBY IRREVOCABLY WAIVE SUCH IMMUNITY IN RESPECT OF THE GUARANTEED OBLIGATIONS UNDER THIS COMPLETION GUARANTY AND THE OTHER LOAN DOCUMENTS.

     (j) THE GUARANTORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS COMPLETION GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT OR THE LENDERS OR THE GUARANTORS. THE GUARANTORS ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT.

     IN WITNESS WHEREOF, the Guarantors have caused this Completion Guaranty to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.

                              ALADDIN BAZAAR HOLDINGS, LLC

                              By:
                                    --------------------------
                              Title:

                              Address:
                                       -----------------------

                              --------------------------------
                              Attention:
                                        ----------------------
                              Telecopy:
                                        ----------------------

                              THE TRUST UNDER ARTICLE SIXTH UNDER
                              THE WILL OF SIGMUND SOMMER

                              By:
                                   ---------------------------
                              Title:   Trustee

                              Address:
                                        ----------------------

                              --------------------------------
                              Attention:
                                        ----------------------
                              Telecopy:
                                        ----------------------

                              By:
                                   ---------------------------
                              Title:   Trustee

                              Address:
                                        ----------------------

                              --------------------------------

                              Attention:
                                        -----------------------
                              Telecopy:
                                        -----------------------

                              LONDON CLUBS INTERNATIONAL PLC

                              By:
                                   -----------------------------
                              Title:

                              Address:  10 Brick Street
                                        London W1Y 8HQ
                                        England
                              Attention:
                                        -------------------------

                              Telecopy:
                                        -------------------------

                                      SCHEDULE 1

Additional Defined Terms

     "Cash and Cash Equivalents" means:

          (a) cash in hand or at a bank and beneficially owned by LCI or a Subsidiary of LCI;

          (b) Sterling or Dollar denominated commercial paper maturing not more than nine months from the date of issue and rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investors Service, Inc.;

          (c) any deposit with, or acceptance maturing not more than one year after issue, accepted by, an authorized institution or an exempted institution within the meaning of the Banking Act 1987 which has a combined capital and surplus and undistributable profits of not less than L100,000,000 or by any bank, either of which shall have a long-term debt rating of A- or better by Standard & Poor's Corporation or A3 or better by Moody's Investors Service, Inc.;

          (d) Sterling or Dollar denominated debt securities having not more than one year until final maturity and listed on a recognized stock exchange or in respect of which there is an active trading market in London and rated at least Aa by Moody's Investors Service, Inc. or at least AA by Standard and Poor's Corporation;

          (e) direct obligations of the United States of America or any agency or instrumentality of the United States of America, the payment or guarantee of which constitutes a full faith and credit obligation of the United States of America, in each case maturing twelve months or less from the date of acquisition thereof;

          (f) gilt-edge securities issued directly, or unconditionally guaranteed, by the United Kingdom Treasury, in each case maturing twelve months or less from the date of acquisition thereof, legally and beneficially owned, free of Liens and freely accessible by LCI or any Subsidiary; or

          (g) short-tem liquid debt securities which for the time being are rated at least AAA by Standard & Poor's Corporation or an equivalent rating by any other reputable, rating agency.

          "Consolidated Net Borrowings" means the aggregate outstanding principal amount of Indebtedness of the Group less Cash and Cash Equivalents.

          "Consolidated Net Worth" means, the aggregate of the amounts paid-up or credited as paid-up on LCI's issued share capital and the amount of the consolidated capital and revenue reserves of the Group (including, without limitation, any share premium account, merger reserve, capital redemption reserve, revaluation reserve and retained earnings) and any credit balance on LCI's consolidated profit and loss account all as shown by the latest consolidated financial statements of LCI delivered or to be delivered pursuant to this Completion Guaranty from time to time but after:

          (i) deducting any debit balance on such consolidated profit and loss account;

          (ii) deducting the net book value of all assets, after deducting any reserves applicable thereto, which would be treated as intangible under GAAP (excluding amounts attributable to acquisition goodwill, trademarks, trade names, service marks, brand names, copyrights, patents and similar property);

        (iii) deducting any amounts distributed or proposed to be distributed (other than to LCI or any other member of the Group) out of the profits accrued prior to the date of such financial statements to the extent that such distribution is not provided for therein;

          (iv) deducting all amounts attributable to minority interests, if any, in Subsidiaries of LCI;

          (v) excluding any sums set aside or otherwise reserved or provided for taxation;

          (vi) adding back any diminution due to the writing off or amortization of acquisition goodwill or the debiting of acquisition goodwill to any reserve; and

         (vii) making such adjustments to reflect any variations which shall have occurred since the date of such financial statements:

               (a) in the amounts paid up or credited as paid up on the issued share capital of LCI and the consolidated capital and revenue reserves of the Group;

               (b) to reflect any changes in generally accepted accounting principles and bases and the application of standards and practices since then as may be appropriate in the opinion of the auditors for the time being of LCI; and

               (c)  in the interest of LCI in any other member of the Group.

          "Group" means LCI and its subsidiaries.

          "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation,

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof;

provided that, the obligations of LCI under the Keep-Well Agreement to pay the Accelerated Payment Amount shall be treated at any time as a Guaranty of Indebtedness of the Borrower in an amount equal to 25% of the Accelerated Payment Amount at such time. In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

          "Group Operating Profit" means, in respect of any period of the Group,
(a) the consolidated profit of the Group for such period before crediting or deducting amounts attributable to extraordinary and exceptional items, all as determined in accordance with GAAP, plus (to the extent deducted in determining such consolidated profits), (b) all provisions for Taxes and (c) Net Interest Payable; in each case as determined from the relevant consolidated financial statements of LCI delivered or to be delivered pursuant to this Completion Guaranty for such period.

          "Indebtedness" with respect to any Person means, at any time, without duplication,

          (a) its liabilities for borrowed money (excluding accounts payable in the ordinary course of business) and its redemption obligations upon and following the date of redemption in respect of mandatorily redeemable Preferred Stock;

          (b) its liabilities pursuant to any note purchase facility or the issue of bonds, notes, debentures, commercial paper, loan stock or similar instruments;

          (c) all actual (as opposed to contingent) reimbursement obligations (other than accounts payable in the ordinary course of business) in respect of any acceptance or documentary credit facilities;

          (d) its liabilities for the deferred purchase price of property, assets or services acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property, assets or services);

          (e) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (f) its liabilities in respect of the principal amount of any receivables sold or discounted to a third party to the extent of recourse to such Person or any of its Subsidiaries;

          (g)  Swaps of such Person; and

          (h) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (h) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (h) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

          "Subsidiary" means, as to any particular parent corporation, any corporation of which more than 50% (by number of votes) of the Voting Shares shall be owned, directly or indirectly, by such parent corporation; provided, however, that notwithstanding the foregoing, the term subsidiary shall, in any event, include any company or legal entity which is a "subsidiary" as defined in
Section 736 of the Companies Act 1985, as amended by Section 144 of the Companies Act 1989, or as detailed in analogous legislation.

          "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Completion Guaranty, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

          "Taxes" means all present or future taxes, levies, imposts, duties, fees, assessments, deductions, withholdings or other governmental charges of any nature whatsoever and any liabilities with respect thereto, including any surcharge, penalties, additions to tax, fines or interest thereon, now or hereafter imposed, levied, collected withheld or assessed by any jurisdiction or by any political subdivision or taxing authority thereof or therein.

                                                                      SCHEDULE 2

                                MATERIAL SUBSIDIARIES


LONDON CLUBS HOLDINGS LIMITED

LES AMBASSADEURS CLUB LIMITED

RENDEZVOUS CLUB (LONDON) LIMITED

PALM BEACH CLUB LIMITED

SIX HAMILTON PLACE LIMITED

BURLINGTON STREET SERVICES LIMITED

ZEALCASTLE LIMITED

CORBY LEISURE RETAIL DEVELOPMENTS LIMITED

UNITLAW TRADING LIMITED

LONDON PARK TOWER CLUB LIMITED

PUBLICACE LIMITED

LOMASBOND PROPERTIES LIMITED

LONDON CLUBS (OVERSEAS) LIMITED

DECBURY LIMITED

GOLDEN NUGGET CLUB LIMITED

LONDON CLUBS MANAGEMENT LIMITED

THE SPORTSMAN CLUB LIMITED

RITZ CLUB (LONDON) LIMITED

                                                                    SCHEDULE 3-A

                                   TAX LIABILITIES

With respect to the Trust, none other than potential tax liability that may result from liabilities to which the Site is subject exceeding the tax basis of the Site.

                                                                      SCHEDULE 3

                                     SUBSIDIARIES
                          (other than Dormant Subsidiaries)

ABH's Subsidiaries

     Name:  Aladdin Bazaar, LLC
     State of Organization:  Delaware
     ABH Ownership:  50% member

In connection with the development of the Mall Project by Aladdin Bazaar, LLC ("Aladdin Bazaar"), if a guaranty, letter of credit or other form of credit enhancement is required to be obtained by the Trust or ABH in order to insure Aladdin Bazaar or any of its members that the Hotel/Casino will be completed and opened successfully, ABH will be permitted to convey up to 50% of its interest in Aladdin Bazaar to CS First Boston or any other institutional investor and pledge any of its remaining interest in Aladdin Bazaar to CS First Boston or to such other institutional investor providing financing for the development of the Mall Project. Furthermore, the Trust shall be entitled to pledge its membership interest in ABH to either or both of CS First Boston or such other institutional investor in connection with the financing of the Mall Project.

London Clubs' Subsidiaries

See attachment.

                                                                      SCHEDULE 4

                                      LITIGATION

Aronow, et al. v. Sommer, et al., Index No. 112618/95 (New York Sup. Ct.)

Kanbar, et al. v. Aronow, et al., Index No. 600301/97 (New York Sup. Ct.)

Sommer, et al. v. PMEC Associates and Co., et al., No. 88 Civ. 2537 (S.D.N.Y.)

                                                                      SCHEDULE 5

                               LICENSES, PERMITS, ETC.

ABH

See attachment.

                                                                      SCHEDULE 6

                                EXISTING INDEBTEDNESS

Trust

None.

ABH and/or its Subsidiaries

$30,000,000 contingent liability (see Schedule 3)

London Clubs and/or its Subsidiaries

See attachment.

                                                                      SCHEDULE 7

                                OWNERSHIP OF BORROWER

Aladdin Bazaar Holdings, LLC

Aladdin Bazaar Holdings, LLC has no ownership interest in Borrower.

The Trust

The Trust owns an indirect interest in Borrower through its ownership interests in the following entities:

-    The Trust owns a 95% membership interest in Aladdin Holdings, LLC (AHL).

     - AHL owns a 98.7% membership interest in Sommer Enterprises, LLC (Sommer Enterprises).

          - Sommer Enterprises owns a 47% membership interest in Aladdin Gaming Holdings, LLC (Holdings) and a 100% membership interest in Aladdin Gaming Enterprises, Inc. (Enterprises). Enterprises owns a 25% membership interest in Holdings.

               - Holdings owns 100% of the common membership interest and 100% of the Series A Preferred membership interest in the Borrower.

LCI

See chart attached hereto.